Exhibit 4.1

NIKE, Inc.

as Issuer

AND

Deutsche Bank Trust Company Americas

as Trustee

INDENTURE

Dated as of April [    ], 2013

SENIOR DEBT SECURITIES

TABLE OF CONTENTS

(Continued)

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TABLE OF CONTENTS

(Continued)

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Cross Reference Table *

Section of Trust Indenture Act of 1939, as amended	Section of Indenture
310(a)	7.09
310(b)	7.08
7.10(b)
311(a)	7.13
311(b)	7.13
312(a)	5.01
5.02(a)
312(b)	5.02(b)
312(c)	Inapplicable
313(a)	5.04(a)
313(b)	Inapplicable
313(c)	Inapplicable
313(d)	5.04(b)
314(a)	4.04, 5.03
314(b)	Inapplicable
314(c)	13.06(a)
314(d)	Inapplicable
314(e)	13.06(b)
314(f)	Inapplicable
315(a)	7.01(b)(1)(i)
315(b)	6.01(e)
315(c)	7.01(a)
315(d)	7.01(b)(2)
315(e)	6.07
316(a)	6.06, 8.04
316(b)	6.04
316(c)	8.01
317(a)	6.02
317(b)	4.03(b)
318(a)	13.08

*	This Cross-Reference Table does not constitute part of the Indenture and shall not have any bearing on the interpretation of any of its terms or provisions.

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THIS INDENTURE, dated as of April [    ], 2013, is between NIKE, Inc., an Oregon corporation (the “Company”), and Deutsche Bank Trust Company Americas, a New York banking corporation, as trustee (the “Trustee”).

RECITALS

A. This Indenture provides for the issuance of unsecured debt securities (the “Securities”) in an unlimited aggregate principal amount to be issued from time to time in one or more series, which Securities are to be authenticated by the Trustee.

B. This Indenture is subject to the provisions of the Trust Indenture Act (as defined below) that are deemed to be incorporated into this Indenture and shall, to the extent applicable, be governed by such provisions.

C. All things necessary to make this Indenture a valid and legally binding agreement, in accordance with its terms, have been done.

NOW, THEREFORE, in consideration of the premises and the purchase of the Securities by the holders thereof, it is mutually covenanted and agreed as follows for the equal and ratable benefit of the holders of Securities:

ARTICLE I.

DEFINITIONS

Section 1.01 Definitions of Terms.

The terms defined in this Section 1.01 (except as in this Indenture otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01 and shall include the plural as well as the singular. All other terms used in this Indenture that are defined in the Trust Indenture Act or that are included by reference in the Trust Indenture Act and defined in the Securities Act of 1933, as amended (the “Securities Act”) (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in the Trust Indenture Act and in the Securities Act as in force at the date of the execution of this instrument. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with U.S. GAAP at the time of any computation.

“Affiliate”, with respect to any specified Person, means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Applicable Procedures”, with respect to any transfer or exchange of or for beneficial interests in any Global Security for a series of Securities, means the rules and procedures of the Depositary, Euroclear and Clearstream that apply to such transfer or exchange at the relevant time.

“Authentication Order” has the meaning set forth in Section 2.04.

“Authenticating Agent” means an authenticating agent with respect to all or any of the series of Securities appointed with respect to all or any series of the Securities by the Trustee pursuant to Section 2.10.

“Bankruptcy Law” means Title 11, United States Code, or any similar federal or state law for the relief of debtors.

“Board of Directors” means the Board of Directors of the Company or any duly authorized committee of such Board of Directors.

“Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by its Board of Directors or pursuant to authorization by the Board of Directors and to be in full force and effect on the date of such certification.

“Business Day”, with respect to any series of Securities, means any day other than Saturday, Sunday or a day on which Federal or State banking institutions in the Borough of Manhattan, The City of New York, or in the city where the office or agency for payment on the Securities is maintained pursuant to Section 4.02, are authorized or obligated by law, executive order or regulation to close.

“Capital Stock” of any Person means any and all shares, interests, participations, rights in or other equivalents (however designated) of such Person’s capital stock, other equity interests whether now outstanding or issued after the date of this Indenture, partnership interests (whether general or limited), any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person and any rights (other than debt securities convertible into Capital Stock), warrants or options exchangeable for or convertible into such Capital Stock.

“Clearstream” means Clearstream Banking S.A., or its successors.

“Commission” means the United States Securities and Exchange Commission.

“Company” means NIKE, Inc. until a successor entity shall have become such pursuant to Article X, and thereafter “Company” shall mean such successor entity.

“Co-Obligor” has the meaning set forth in Section 10.01.

“Corporate Trust Office” means the office of the Trustee at which, at any particular time, its corporate trust business shall be principally administered, which office at the date hereof is located at:

Deutsche Bank Trust Company Americas

Trust and Agency Services

60 Wall Street, 27th Floor

New York, NY 10005

Attention: Corporates Team Deal Manager – NIKE, Inc.

Fax: 732-578-4635

“covenant defeasance” has the meaning set forth in Section 11.03.

“Currency” means Dollars or Foreign Currency.

“Custodian” means any custodian, receiver, trustee, assignee, liquidator or other similar official under any proceedings under any Bankruptcy Law.

“Default” means any event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.

“Defaulted Interest” has the meaning set forth in Section 2.03.

“Definitive Security” means a certificated Security registered in the name of the Securityholder thereof and issued in accordance with Section 2.05.

“Depositary”, with respect to Securities of any series which the Company shall determine will be issued in whole or in part as a Global Security, means The Depository Trust Company (“DTC”), New York, New York, another clearing agency, or any successor registered as a clearing agency under the Exchange Act, and any other applicable U.S. or foreign statute or regulation, which, in each case, shall be designated by the Company pursuant to Section 2.01.

“Designated Currency” has the meaning set forth in Section 2.15.

“Dollar” or “$” means a U.S. dollar or other equivalent unit in such coin or currency of the United States as at the time of payment is legal tender for the payment of public and private debts.

“Dollar Equivalent” means, with respect to any monetary amount in a Foreign Currency, at any time for the determination thereof, the amount of Dollars obtained by converting such Foreign Currency involved in such computation into Dollars at the spot rate for the purchase of Dollars with the applicable Foreign Currency as quoted by a financial institution designated by the Company in New York, New York, at approximately 11:00 a.m. (New York time) on the date two business days prior to such determination.

“DTC” has the meaning set forth in the definition of “Depositary”.

“Euroclear” means Euroclear Bank S.A./N.V., or its successor, as operator of the Euroclear System.

“Event of Default”, with respect to Securities of a particular series, means any event specified in Section 6.01, continued for the period of time, if any, therein designated.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Expiration Date” has the meaning specified in Section 8.01.

“Foreign Currency” means a currency or currency unit issued by the government of any country other than the United States or a composite currency the value of which is determined by reference to the values of the currencies of any group of countries.

“Global Security”, with respect to any series of Securities, means a Security executed by the Company and delivered by the Trustee to the Depositary or pursuant to the Depositary’s instruction, all in accordance with this Indenture, which shall be registered in the name of the Depositary or its nominee.

“Governmental Obligations” means securities that are (i) direct obligations of the United States for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States that, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such Governmental Obligation or a specific payment of principal of or interest on any such Governmental Obligation held by such custodian for the account of the holder of such depositary receipt; provided, however, that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the Governmental Obligation or the specific payment of principal of or interest on the Governmental Obligation evidenced by such depositary receipt.

“herein,” “hereof” and “hereunder,” and other words of similar import, refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

“including” means including without limitation.

“Indenture” means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into in accordance with the terms hereof.

“Indirect Participant” means any entity that, with respect to DTC, clears through or maintains a direct or indirect, custodial relationship with a Participant.

“Interest Payment Date,” when used with respect to any installment of interest on a Security of a particular series, means the date specified herein, in such Security, in an indenture supplemental hereto, or in a Board Resolution and set forth in an Officer’s Certificate, with respect to such series as the fixed date on which an installment of interest with respect to Securities of that series is due and payable.

“Officer” means the chairman of the Board of Directors, the Chief Executive Officer, the President, the Chief Financial Officer, the Chief Operating Officer, the Chief Accounting Officer, the Controller, the General Counsel, the Treasurer, the Assistant Treasurer, the Secretary, the Assistant Secretary or any Vice President of the Company.

“Officer’s Certificate” means a certificate, signed by any one Officer, that is delivered to the Trustee in accordance with the terms hereof. Each such certificate shall include the statements provided for in Section 13.06, if and to the extent required by the provisions thereof.

“Opinion of Counsel” means an opinion in writing of legal counsel, who may be an Officer or employee of or counsel for the Company that is delivered to the Trustee in accordance with the terms hereof. Each such opinion shall include the statements provided for in Section 13.06, if and to the extent required by the provisions thereof. Opinions of Counsel may rely as to factual matters on certificates of the Company or governmental or other officials customary for opinions of the type required, including certificates certifying as to matters of fact.

“Original Issue Discount Security” means a Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 6.01.

“Outstanding”, when used with reference to Securities of any series, subject to the provisions of Section 8.04, means, as of any particular time, all Securities of such series authenticated and delivered by the Trustee under this Indenture, except:

(i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

(ii) Securities, or portions thereof, for the payment or redemption of which funds in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent other than the Company, or, if the Company shall act as its own paying agent, shall have been set aside, segregated and held in trust by the Company for the Holders of such Securities, provided that if such Securities, or portions thereof, are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and

(iii) Securities in substitution for which other Securities shall have been authenticated and delivered, or which shall have been paid, pursuant to the terms of Section 2.07, except with respect to any such Security as to which proof satisfactory to the Trustee is presented that such Security is held by a person in whose hands such Security is a legal, valid and binding obligation of the Company.

In determining whether the holders of the requisite principal amount of Outstanding Securities of any series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 6.01 and the principal amount of a Security denominated in one or more currencies that shall be deemed to be Outstanding for such purposes shall be based on the Dollar Equivalent on the date of original issuance of such Security, of the principal amount of such Security.

“Participant”, with respect to the Depositary, Euroclear or Clearstream, means a Person who has an account with the Depositary, Euroclear or Clearstream, respectively (and, with respect to DTC, shall include Euroclear and Clearstream).

“Person” means any individual, corporation, partnership, limited liability company, joint venture, joint-stock company, association, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Predecessor Security” of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.07 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

“record date” has the meaning set forth in Section 2.03.

“Responsible Officer” means any trust officer of the Trustee within the Corporate Trust Office of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject and who is directly responsible for the administration of this Indenture.

“Securities” means the securities authenticated and delivered under this Indenture.

“Securities Act” has the meaning set forth in Section 1.01.

“Securityholder,” “Holder,” “holder of Securities,” “registered holder,” or other similar term, means the Person or Persons in whose name or names a particular Security shall be registered on the books of the Company kept for that purpose in accordance with the terms of this Indenture.

“Security Register” has the meaning set forth in Section 2.05(a).

“Security Registrar” has the meaning set forth in Section 2.05(a).

“Stated Maturity”, when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

“Subsidiary”, with respect to any Person, means any other Person of which at least a majority of the outstanding Voting Stock at the time is owned or controlled directly or indirectly by such Person or by one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

“Surviving Person” has the meaning set forth in Section 10.01(a).

“Trust Indenture Act” means the Trust Indenture Act of 1939, as amended, as in effect at the date of execution of this Indenture subject to the provisions of Sections 9.01, 9.02 and 10.01.

“Trustee” means Deutsche Bank Trust Company Americas and, subject to the provisions of Article VII, shall include its successors and assigns. The term “Trustee” as used with respect to a particular series of the Securities shall mean the trustee with respect to that series.

“U.S.” and “United States” mean the United States of America (including the States and the District of Columbia), its territories and possessions and other areas subject to its jurisdiction.

“U.S. GAAP” means United States generally accepted accounting principles, as in effect and, to the extent optional, adopted by the Company, which are in effect from time to time.

“Voting Stock” of a Person means Capital Stock of such Person of any class or kind the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right to vote has been suspended by the happening of such a contingency.

ARTICLE II.

ISSUE, DESCRIPTION, TERMS, EXECUTION, REGISTRATION AND EXCHANGE OF SECURITIES

Section 2.01 Designation and Terms of Securities.

(a) The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued in one or more series up to the aggregate principal amount of Securities of that series from time to time authorized by the Company. Prior to the initial issuance of Securities of any series, there shall be established in one or more indentures supplemental hereto or pursuant a Board Resolution of the Company and set forth in an Officer’s Certificate, with respect to the Securities of the series:

(1) the title of the Security of the series (which shall distinguish the Securities of the series from all other Securities);

(2) any limit upon the aggregate principal amount of the Securities of that series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, other Securities of that series);

(3) the percentage of their principal amount at which the Securities of the series will be issued;

(4) the date or dates on which the principal and premium, if any, of the Securities of the series is payable;

(5) the rate or rates (which may be fixed or variable) at which the Securities of the series shall bear interest or the manner of calculation of such rate or rates, if any (including any procedures to vary or reset such rate or rates), and the basis upon which interest will be calculated if other than that of a 360 day year of twelve 30-day months;

(6) the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest will be payable or the manner of determination of such Interest Payment Dates, and the record date for the determination of holders to whom interest is payable on any such Interest Payment Dates;

(7) any trustees, authenticating agents or paying agents with respect to such series, if different from those set forth in this Indenture;

(8) the right, if any, to extend the interest payment periods or defer the payment of interest and the duration of such extension or deferral;

(9) the period or periods within which, the price or prices at which and the terms and conditions upon which, Securities of the series may be redeemed, in whole or in part, at the option of the Company;

(10) the obligation, if any, of the Company to redeem, purchase or repay Securities of the series pursuant to any sinking fund or analogous provisions (including payments made in cash in anticipation of future sinking fund obligations) or at the option of a holder thereof and the period or periods within which, the price or prices at which, and the terms and conditions upon which, Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

(11) the form of the Securities of the series including the form of the Trustee’s certificate of authentication for such series;

(12) if other than denominations of $2,000 or any integral multiple of $1,000 in excess thereof, the denominations in which the Securities of the series shall be issuable;

(13) the Currency and/or Currency unit in which payment of the principal of, premium, if any, and interest on, Securities of the series shall be payable;

(14) if the principal amount payable at the Stated Maturity of Securities of the series will not be determinable as of any one or more dates prior to such Stated Maturity, the amount which will be deemed to be such principal amount as of any such date for any purpose, including the principal amount thereof which will be due and payable upon any maturity other than the Stated Maturity or which will be deemed to be Outstanding as of any such date (or, in any such case, the manner in which such deemed principal amount is to be determined);

(15) the terms of any repurchase or remarketing rights;

(16) if the Securities of the series shall be issued in whole or in part in the form of a Global Security or Securities, the type of Global Security to be issued; the terms and conditions, if different from those contained in this Indenture, upon which such Global Security or Securities may be exchanged in whole or in part for other individual Securities in definitive registered form; the Depositary for such Global Security or Securities; and the form of any legend or legends to be borne by any such Global Security or Securities in addition to or in lieu of the legends referred to in Section 2.02;

(17) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 6.01;

(18) any additional restrictive covenants or Events of Default that will apply to the Securities of the series, or any changes to the restrictive covenants set forth in Article IV or the Events of Default set forth in Section 6.01 that will apply to the Securities of the series, which may consist of establishing different terms or provisions from those set forth in Article IV or Section 6.01 or eliminating any such restrictive covenant or Event of Default with respect to the Securities of the series;

(19) any provisions granting special rights to holders when a specified event occurs;

(20) if the amount of principal or any premium or interest on Securities of a series may be determined with reference to an index or pursuant to a formula, the manner in which such amounts will be determined;

(21) any special tax implications of the Securities, including provisions for Original Issue Discount Securities, if offered;

(22) whether and upon what terms Securities of a series may be defeased if different from the provisions set forth in this Indenture;

(23) with regard to the Securities of any series that do not bear interest, the dates for certain required reports to the Trustee; and

(24) any and all additional, eliminated or changed terms that shall apply to the Securities of the series, including any terms that may be required by or advisable under United States laws or regulations (including the Securities Act and the rules and regulations promulgated thereunder) or advisable in connection with the marketing of Securities of that series.

(b) All Securities of any one series shall be substantially identical, except that Securities of any particular series may be issued at various times, in different denominations, with different currency of payments due thereunder, with different dates on which the principal or any installment of principal is payable, with different rates of interest, if any, or different methods by which rates of interest may be determined, with different dates from which such interest may accrue or on which such interest may be payable, and with different redemption dates, except as may otherwise be provided in or pursuant to any such Board Resolution or in any supplemental indenture; provided that if such additional Securities are not fungible with the existing Securities of such series for U.S. federal income tax purposes, such additional Securities shall have a separate CUSIP number. If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officer’s Certificate setting forth the terms of the series. The terms of the Securities of any series may provide that such Securities shall be authenticated and delivered by the Trustee upon original issuance from time to time upon written order of persons designated in such Board Resolution or supplemental indenture and that such persons are authorized to determine, consistent with such Board Resolution or supplemental indenture, such terms and conditions of the Securities of such series.

Section 2.02 Form of Securities and Trustee’s Certificate.

(a) The Securities of any series and the Trustee’s certificate of authentication to be borne by such Securities shall be substantially of the tenor as set forth in an indenture supplemental hereto or as provided in a Board Resolution and as set forth in an Officer’s Certificate and may have such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, any indenture supplemental hereto, or any Board Resolution, and shall include any modifications, amendments, alterations or any other changes to the form of such Security set forth in Exhibit A hereto as set forth in an indenture supplemental hereto or as provided in a Board Resolution and as set forth in and Officer’s Certificate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Securities of that series may be listed, or to conform to usage.

(b) To the extent required by the Depositary for particular series of Securities, each Global Security of such series shall bear legends in substantially the following forms:

“THIS GLOBAL SECURITY IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE ANY SUCH NOTATIONS HEREON AS MAY BE REQUIRED OR PERMITTED PURSUANT TO THE INDENTURE, (II) THIS GLOBAL SECURITY MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.05(C) OF THE INDENTURE, (III) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO THE INDENTURE AND (IV) THIS GLOBAL SECURITY MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.”

“UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR TO ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF ANY ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO SUCH ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF HAS AN INTEREST HEREIN.”

Section 2.03 Denominations; Provisions for Payment.

The Securities shall be issuable as registered Securities and in the denominations of $2,000 or any integral multiple of $1,000 in excess thereof, subject to Section 2.01(a)(12). The Securities of a particular series shall bear interest payable on the dates and at the rate specified as provided in Section 2.01 with respect to that series. The principal of and the interest on the Securities of any series, as well as any premium thereon in case of redemption thereof prior to maturity, shall be payable in Dollars except as otherwise specified pursuant to Section 2.01(a)(13), at the office or agency of the Company maintained for that purpose pursuant to Section 4.02. Each Security shall be dated the date of its authentication. Unless otherwise specified with respect to a series of Securities in accordance with the provisions of Section 2.01(a)(5), interest on the Securities shall be computed on the basis of a 360-day year composed of twelve 30-day months.

The interest installment on any Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date for Securities of that series shall be paid to the Person in whose name said

Security (or one or more Predecessor Securities) is registered at the close of business on the regular record date for such interest installment. In the event that any Security of a particular series or portion thereof is called for redemption and the redemption date is subsequent to a regular record date with respect to any Interest Payment Date and prior to such Interest Payment Date, interest on such Security will be paid upon presentation and surrender of such Security as provided in Section 3.03.

Unless otherwise specified with respect to a series of Securities pursuant to Section 2.01, the term “regular record date” as used in this Section 2.03 with respect to such series of Securities shall mean a date 15 days immediately preceding any Interest Payment Date without regard to whether such day is a Business Day. Subject to the provisions of this Section 2.03, each Security of a series delivered under this Indenture upon registration of transfer or in exchange for or in lieu of any other Security of such series shall carry the rights to interest accrued and unpaid, and to accrue, that were carried by such other Security.

Unless otherwise specified with respect to a series of Securities pursuant to Section 2.01, any interest on any Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date for such Security (“Defaulted Interest”) shall forthwith cease to be payable to the registered holder on the relevant regular record date, and such Defaulted Interest shall be paid by the Company, at its election, as provided in clause (1) or clause (2) below.

(1) The Company may make payment of any Defaulted Interest on Securities to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner: the Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee funds in an amount equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such funds when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as provided in this clause (1). Thereupon the Trustee shall fix a special record date for the payment of such Defaulted Interest which shall not be more than 15 nor less than ten days prior to the date of the proposed payment and not less than ten days after the receipt by the Trustee of the notice of the proposed payment. The Trustee promptly shall notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first class postage prepaid (or, if the Securities are held in book-entry form, such notice may be given by electronic transmission), to each Securityholder at his or her address as it appears in the Security Register, not less than ten days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered on such special record date and shall not be payable pursuant to the following clause (2).

(2) The Company may make payment of any Defaulted Interest on any Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange.

Section 2.04 Execution and Authentications.

The Securities shall be signed on behalf of the Company by any Officer. Signatures may be in the form of a manual or facsimile signature. In the case of Definitive Securities of any series, such signatures may be imprinted or otherwise reproduced on such Securities. The Securities may contain such notations, legends or endorsements required by law, stock exchange rule or usage. Each Security shall be dated the date of its authentication by the Trustee.

A Security shall not be valid until authenticated manually by an authorized signatory of the Trustee or by an Authenticating Agent. Such signature shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture. At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a written order of the Company for the authentication and delivery of such Securities, signed by an Officer (an “Authentication Order”), and the Trustee in accordance with such written order shall authenticate and deliver such Securities.

Section 2.05 Transfer and Exchange.

(a) Registration of Transfer and Exchange. The Company shall keep, or cause to be kept, at its office or agency designated for such purpose as provided in Section 4.02, a register or registers (the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall register the Securities and the transfers of Securities as provided in this Article II and which at all reasonable times shall be open for inspection by the Trustee. The registrar for the purpose of registering Securities and the transfer of Securities as herein provided shall be appointed as authorized by Board Resolution (the “Security Registrar”). If the Company fails to appoint or maintain another entity as Security Registrar, the Trustee shall act as such. The Company or any of its Subsidiaries may act as Security Registrar.

To permit registrations of transfers and exchanges, the Company shall execute a new Security or Securities of the same series as the Security presented for a like aggregate principal amount and in authorized denominations and the Trustee shall authenticate and deliver such Security or Securities upon receipt of an Authentication Order. The Trustee shall not be required to register the transfer of or exchange any Security selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same indebtedness, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange. Prior to such due presentment for the registration of a transfer of any Security, the Trustee, the Company, any paying agent and the Security Registrar may deem and treat the Person in whose name any Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Securities and for all other purposes, and none of the Trustee, the Company, the paying agent or the Security Registrar shall be affected by notice to the contrary.

All certifications, certificates and opinions of counsel required to be submitted to the Trustee pursuant to this Section 2.05 to effect a registration of transfer or exchange may be submitted by facsimile.

(b) Service Charge. No service charge shall be payable by a holder of a beneficial interest in a Global Security or by a Holder of a Definitive Security for any exchange or registration of transfer of Securities, or for any issue of new Securities in case of partial redemption of any series, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge in relation thereto (other than any such taxes or other governmental charge payable upon exchange or registration of transfer pursuant to Sections 2.06, 3.03(b) and 9.04).

(c) Transfer and Exchange of Global Securities. A Global Security may not be transferred except as a whole by the Depositary for a series of the Securities to a nominee of such Depositary, by a nominee of such Depositary to such Depositary or to another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for a series of the Securities or a nominee of such successor Depositary. If at any time the Depositary for a series of the Securities notifies the Company that it is unwilling or unable to continue as Depositary for such series or if at any time the Depositary for such series shall no longer be registered or in good standing under the Exchange Act or other applicable statute or regulation, and a successor Depositary for such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, the provisions of Section 2.11 shall no longer be applicable to the Securities of such series. In addition, (i) the Company may at any time determine that the Securities of any series shall no longer be represented by a Global Security and that the provisions of Section 2.11 shall no longer apply to the Securities of such series and (ii) upon the occurrence and during the continuance of an Event of Default if the Trustee so requests, the Securities of any series shall no longer be represented by a Global Security and the provisions of Section 2.11 shall no longer apply to the Securities of such series. In any such event the Company will execute the Definitive Securities of such series, in authorized denominations, and in an aggregate principal amount equal to the outstanding principal amount of the Global Security of such series and subject to this Section 2.05 the Trustee, upon receipt of an Officer’s Certificate evidencing such determination by the Company, if applicable, will authenticate and deliver such Definitive Securities in exchange for such Global Security. Upon the exchange of the Global Security of such series for such Definitive Securities of such series, the Global Security shall be canceled by the Trustee. Such Definitive Securities shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its Participants or Indirect Participants or otherwise, shall in writing instruct the Trustee. The Trustee shall deliver such Securities to the Depositary for delivery to the Persons in whose names such Securities are so registered.

Except as provided in Sections 2.06 and 2.07, a Global Security may not be exchanged for another Security other than as provided in this Section 2.05(c); provided, however, beneficial interests in a Global Security may be transferred and exchanged as provided in Section 2.05(d) or (e). The provisions of this Section 2.05(c) are subject to Section 2.11.

(d) Transfer and Exchange of Beneficial Interests in the Global Securities. The transfer and exchange of beneficial interests in the Global Securities of a series shall be effected through the Depositary, in accordance with the provisions of this Indenture, any one or more indentures supplemental hereto, any Board Resolution and the Applicable Procedures. Transfers of beneficial interests in the Global Securities also shall require compliance with either subparagraph (1) or (2) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

(1) Transfer of Beneficial Interests in the Same Global Security. Beneficial interests in any Global Security of a series may be transferred to Persons who take delivery thereof in the form of a beneficial interest in a Global Security of such series. Subject to Section 2.05(e), no written orders or instructions shall be required to be delivered to the Security Registrar to effect the transfers described in this Section 2.05(d)(1).

(2) All Other Transfers and Exchanges of Beneficial Interests in Global Securities. Subject to Section 2.05(c), in connection with all transfers and exchanges of beneficial interests that are not subject to Section 2.05(d)(1) above, the transferor of such beneficial interest must deliver to the Security Registrar, as applicable, either:

(A) (1) an order from a Participant or an Indirect Participant given to the Depositary in accordance with the relevant Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Security of such series in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the relevant Applicable Procedures containing information regarding the Participant account to be credited with such increase; or

(B) (1) an order from a Participant or an Indirect Participant given to the Depositary in accordance with the relevant Applicable Procedures directing the Depositary to cause to be issued a Definitive Security of such series in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given by the Depositary to the Security Registrar containing information regarding the Person in whose name such Definitive Security shall be registered to effect the transfer or exchange referred to in (B)(1) above.

Upon satisfaction of all the requirements for transfer and exchange of beneficial interests in Global Securities of a series contained in this Indenture, any Board Resolution, or one or more indentures supplemental hereto and the Securities of such series or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Security or Securities of such series pursuant to Section 2.05(h).

(e) Transfer or Exchange of Beneficial Interests for Definitive Securities.

Subject to Section 2.05(c), if any holder of a beneficial interest in a Global Security of a series proposes to exchange such beneficial interest for a Definitive Security of such series or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Definitive Security of such series, then, upon satisfaction of the conditions set forth in Section 2.05(d)(2), the Trustee shall cause the aggregate principal amount of the applicable Global Security of such series to be reduced accordingly pursuant to Section 2.05(h), and the Company shall execute a Definitive Security of such series in the appropriate principal amount and, upon receipt of an Authentication Order in accordance with Section 2.04, the Trustee shall authenticate and deliver to the Person designated in the instructions such Definitive Security. Any Definitive Security issued in exchange for a beneficial interest pursuant to this Section 2.05(e) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Security Registrar through instructions from the Depositary for such series and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Securities to the Persons in whose names such Securities are so registered.

(f) Transfer and Exchange of Definitive Securities for Beneficial Interests.

A Holder of a Definitive Security of a series may exchange such Security for a beneficial interest in a Global Security of such series or transfer such Definitive Securities of such series to a Person who takes delivery thereof in the form of a beneficial interest in a Global Security of such series at any time. Upon receipt of a written request for such an exchange or transfer, the Trustee shall cancel the applicable Definitive Security and increase or cause or be increased the aggregate principal amount of one of the Global Securities of such series. If any such exchange or transfer from a Definitive Security of a series to a beneficial interest is effected pursuant to this Section 2.05(f) at a time when a Global Security of such series has not yet been issued, the Company shall issue and, upon receipt of an Authentication Order in accordance with Section 2.04, the Trustee shall authenticate one or more Global Securities of such series in an aggregate principal amount equal to the principal amount of Definitive Securities of such series so transferred.

(g) Transfer and Exchange of Definitive Securities for Definitive Securities. Upon written request by a Holder of Definitive Securities of a series and such Holder’s compliance with the provisions of this Section 2.05(g), the Trustee shall register the transfer or exchange of Definitive Securities of such series pursuant to the provisions of Section 2.05(a). In addition to the requirements set forth in Section 2.05(a), the requesting Holder shall provide any additional certifications, documents, and information, as applicable, required pursuant to the following provisions of this Section 2.05(g). A Holder of Definitive Securities of a series may transfer such Securities to a Person who takes delivery thereof in the form of a Definitive Security of such series in accordance with subsection 2.05(a). Upon receipt of a request to register such a transfer, the Security Registrar shall register the Definitive Securities of such series pursuant to the instructions from the Holder thereof.

(h) Cancellation and/or Adjustment of Global Securities. At such time as all beneficial interests in a particular Global Security of a series have been exchanged for Definitive Securities of such series or a particular Global Security of a series has been redeemed, repurchased or cancelled in whole and not in part, each such Global Security of such series shall be returned to or retained and cancelled by the Trustee in accordance with Section 2.08. At any time prior to such cancellation, if any beneficial interest in a Global Security of such series is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security of such series or for Definitive Securities of such series, the principal amount of Securities of such series represented by such Global Security shall be reduced accordingly and an endorsement may be made on such Global Security by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security of such series, such other Global Security shall be increased accordingly and an endorsement may be made on such Global Security by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.

(i) No Exchange or Transfer. The Company shall not be required (i) to issue, exchange or register the transfer of any Securities during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of less than all the Outstanding Securities of the same series and ending at the close of business on the day of such mailing, (ii) to register the transfer of or exchange any Securities of any series or portions thereof called for redemption, nor (iii) to register the transfer of or exchange a Security of any series between the applicable record date pursuant to Section 2.01(a)(5) and the next succeeding Interest Payment Date.

Section 2.06 Temporary Securities.

Pending the preparation of definitive Securities of any series, the Company may execute temporary Securities (printed, lithographed or typewritten) of any authorized denomination and the Trustee shall authenticate and deliver such Securities. Such temporary Securities shall be substantially in the form of the definitive Securities in lieu of which they are issued, but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company. Every temporary Security of any series shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities of such series. Without unnecessary delay the Company will execute and will furnish definitive Securities of such series and thereupon any or all temporary Securities of such series may be surrendered in exchange therefor without charge to the holders, at the office or agency of the Company maintained pursuant to Section 4.02 for the purpose of exchanges of Securities of such series, and the Trustee shall authenticate and such office or agency shall deliver in exchange for such temporary Securities an equal aggregate principal amount of definitive Securities of such series, unless the Company advises the Trustee to the effect that definitive Securities need not be executed and furnished until further notice from the Company. Until so exchanged, temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series authenticated and delivered hereunder.

Section 2.07 Mutilated, Destroyed, Lost or Stolen Securities.

In case any temporary or definitive Security shall become mutilated or be destroyed, lost or stolen, the Company (subject to the next succeeding sentence) shall execute a new Security of the same series, bearing a number not contemporaneously outstanding in exchange and substitution for the mutilated Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen, and upon the Company’s written request the Trustee (subject to the next succeeding sentence) shall authenticate and deliver, such Security. In every case the applicant for a substituted Security shall furnish to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and the Trustee evidence to their satisfaction of the destruction, loss or theft of the applicant’s Security and of the ownership thereof. The Trustee may authenticate any such substituted Security and deliver the same upon the written request or authorization of any Officer. Upon the issuance of any substituted Security, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. In case any Security that has matured or is about to mature shall become mutilated or be destroyed, lost or stolen, the Company, instead of issuing a substitute Security, may pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Security) if the applicant for such payment shall furnish to the Company and the Trustee such security or indemnity as they may require to save them harmless, and, in case of destruction, loss or theft, evidence to the satisfaction of the Company and the Trustee of the destruction, loss or theft of such Security and of the ownership thereof.

Every replacement Security issued pursuant to the provisions of this Section 2.07 shall constitute an additional contractual obligation of the Company whether or not the mutilated, destroyed, lost or stolen Security shall be found at any time, or be enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series duly issued hereunder. All Securities shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities, and shall preclude (to the extent lawful) any and all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

Section 2.08 Cancellation.

All Securities surrendered for the purpose of payment, redemption, exchange or registration of transfer, if surrendered to the Company or any paying agent, shall be delivered to the Trustee for cancellation, or, if surrendered to the Trustee, shall be cancelled by it in accordance with its customary procedures, and no Securities shall be issued in lieu thereof except as expressly required or permitted by any of the provisions of this Indenture. On written request of the Company at the time of such surrender, the Trustee shall deliver to the Company evidence of the cancellation of such Securities held by the Trustee. If the Company shall otherwise acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation.

Section 2.09 Benefits of Indenture.

Nothing in this Indenture or in the Securities, express or implied, shall give or be construed to give to any Person, other than the parties hereto and the holders of the Securities, any legal or equitable right, remedy or claim under or in respect of this Indenture, or under any covenant, condition or provision herein contained; all such covenants, conditions and provisions being for the sole benefit of the parties hereto and of the holders of the Securities.

Section 2.10 Authenticating Agent.

So long as any of the Securities of any series remain Outstanding, there may be an Authenticating Agent for any or all such series of Securities which the Trustee shall have the right to appoint. The Authenticating Agent shall be authorized to act on behalf of the Trustee to authenticate Securities of such series, including Securities issued upon exchange, registration of transfer or partial redemption thereof, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. All references in this Indenture to the authentication of Securities by the Trustee shall be deemed to include authentication by an Authenticating Agent for such series. Each Authenticating Agent shall be acceptable to the Company and shall be a corporation that has a combined capital and surplus, as most recently reported or determined by it, sufficient under the laws of any jurisdiction under which it is organized or in which it is doing business to conduct a trust business, and that is otherwise authorized under such laws to conduct such business and is subject to supervision or examination by Federal or State authorities. If at any time any Authenticating Agent shall cease to be eligible in accordance with these provisions, it shall resign immediately. Any Authenticating Agent may resign at any time by giving written notice of resignation to the Trustee and to the Company. The Trustee at any time may, and upon request by the Company shall, terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon resignation, termination or cessation of eligibility of any Authenticating Agent, the Trustee may appoint an eligible successor Authenticating Agent acceptable to the Company. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder as if originally named as an Authenticating Agent pursuant hereto.

Section 2.11 Global Securities.

(a) General. If the Company shall establish pursuant to Section 2.01 that the Securities of a particular series are to be issued as a Global Security, then the Company shall execute one or more Global Securities that (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, all of the Outstanding Securities of such series, (ii) shall be registered in the name of the Depositary or its nominee and (iii) shall be delivered to the Trustee as custodian for the Depositary or otherwise delivered pursuant to the Depositary’s instructions and the Trustee in accordance with Section 2.04 shall authenticate such Global Security or Global Securities.

(b) Euroclear and Clearstream Procedures Applicable. The provisions of the “Operating Procedures of the Euroclear System” and the “Terms and Conditions Governing Use of Euroclear” and the “General Terms and Conditions” and “Customer Handbook” of Clearstream, respectively, in effect at the relevant time shall be applicable to transfers of beneficial interests in the Regulation S Global Securities of such series that are held by Participants through Euroclear or Clearstream.

Section 2.12 CUSIP Numbers.

In issuing the Securities of a series, the Company may use “CUSIP” numbers (if then generally in use), and, if so, the Trustee shall use “CUSIP” numbers in notices of redemption as a convenience to Securityholders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee in writing of any change in the “CUSIP” numbers.

Section 2.13 Securities Denominated in Foreign Currencies.

Except as otherwise specified pursuant to Section 2.01 for Securities of any series, payment of the principal of, premium, if any, and interest on, Securities of such series denominated in any Foreign Currency will be made in such Foreign Currency.

In the event any Foreign Currency or Currencies in which any payment with respect to any series of Securities may be made ceases to be a freely convertible Currency on United States Currency markets, for any date thereafter on which payment of principal of, premium, if any, or interest on the Securities of a series is due, the Company shall select the Currency of payment for use on such date, all as provided in the Securities of such series, pursuant to Section 2.01. In such event, the Company shall notify the Trustee of the Currency which it has selected to constitute the funds necessary to meet the Company’s obligations on such payment date and of the amount of such Currency to be paid. Such amount shall be determined as provided in the Securities of such series, pursuant to Section 2.01. The payment with respect to such payment date shall be deposited with the Trustee by the Company solely in the Currency so selected.

Section 2.14 Wire Transfers.

Notwithstanding any other provision to the contrary in this Indenture, the Company shall make any payment required to be deposited with the Trustee or paying agent on account of principal of, premium, if any, or interest on, the Securities by method of wire transfer to an account designated in writing by the Trustee such that funds are available on or before 11:30 a.m., New York City time, on the date such payment is to be made to the Holders of the Securities in accordance with the terms hereof.

Section 2.15 Designated Currency.

The Company may provide pursuant to Section 2.01 for Securities of any series that:

(a) the obligation, if any, of the Company to pay the principal of, premium, if any, and interest on the Securities of any series in a Foreign Currency or Dollars (the “Designated Currency”) as may be specified pursuant to Section 2.01(a)(13) is of the essence and agree that, to the fullest extent possible under applicable law, judgments in respect of Securities of such series shall be given in the Designated Currency;

(b) the obligation of the Company to make payments in the Designated Currency of the principal of, premium, if any, and interest on such Securities shall be discharged, notwithstanding any payment in any other Currency (whether pursuant to a judgment or otherwise), only to the extent of the amount in the Designated Currency that the Securityholder receiving such payment, in accordance with normal banking procedures, may purchase with the amount paid in such other Currency after any premium and cost of exchange on the business day in the country of issue of the Designated Currency or in the international banking community immediately following the day on which such Securityholder receives such payment;

(c) if the amount in the Designated Currency that may be so purchased for any reason falls short of the amount originally due, the Company shall pay such additional amounts as may be necessary to compensate for such shortfall; and

(d) any obligation of the Company not discharged by such payment shall be due as a separate and independent obligation and, until discharged as provided herein, shall continue in full force and effect.

ARTICLE III.

REDEMPTION OF SECURITIES PROVISIONS

Section 3.01 Redemption.

The Company may redeem the Securities of any series issued hereunder on and after the dates and in accordance with the terms established for such series pursuant to Section 2.01.

Section 3.02 Notice of Redemption.

(a) If the Company desires to exercise such right to redeem all or, as the case may be, a portion of the Securities of any series, the Company shall, or shall instruct the Trustee in writing to, give notice of such redemption to holders of the Securities of such series to be redeemed by mailing, first class postage prepaid (or, if the Securities are held in book-entry form, such notice may be sent by electronic transmission), a notice of such redemption not less than 30 days and not more than 60 days before the date fixed for redemption of that series to such holders at their last addresses as they shall appear upon the Security Register (unless a shorter period is specified in the Securities or in the supplemental indenture for such series of Securities to be redeemed). Any notice that is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the registered holder receives the notice. In any case, failure duly to give such notice to the holder of any Security of any series designated for redemption in whole or in part, or any defect in the notice, shall not affect the validity of the proceedings for the redemption of any other Securities of such series or any other series.

Each such notice of redemption shall specify the date fixed for redemption and the redemption price at which Securities of that series are to be redeemed, and shall state that: (i) payment of the redemption price of such Securities to be redeemed will be made at the office or agency of the Company maintained for such purpose, or, if none, at the Corporate Trust Office of the Trustee, upon presentation and surrender of such Securities; (ii) interest accrued to the date fixed for redemption will be paid as specified in said notice; (iii) from and after said date interest will cease to accrue (unless the Company shall default in the payment of such redemption price and accrued and unpaid interest on the Securities being redeemed); and (iv) the CUSIP and/or other similar number as contemplated by, and containing the disclaimers and other language contemplated by, Section 2.12. If less than all the Securities of a series are to be redeemed, the notice to the holders of Securities of that series to be redeemed in whole or in part shall specify the particular Securities to be so redeemed. In case any Security is to be redeemed in part only, the notice that relates to such Security shall state the portion of the principal amount thereof to be redeemed, and (in case of certificated notes) shall state that on and after the redemption date, upon surrender of such Security, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof will be issued.

(b) If all or less than all the Securities of a series are to be redeemed, the Company shall give the Trustee at least 15 days’ written notice (unless a shorter period shall be satisfactory to the Trustee or is specified in the Securities or in the supplemental indenture for such series of Securities) in advance of the date the Company gives notice to the Securityholders of the date fixed for redemption as to the aggregate principal amount of Securities of the series to be redeemed. If less than all the Securities are to be redeemed, the Trustee or Security Registrar thereupon shall select from Securities of such series Outstanding not previously called for redemption, in accordance with a method determined by the Trustee (in such manner as complies with depository and stock exchange requirements, if any) and that may provide for the selection of a portion or portions (equal to $2,000 or any integral multiple of $1,000 in excess thereof) of the principal amount of such Securities of such series of a denomination larger than $2,000, the Securities of such series to be redeemed. The Trustee promptly shall notify the Company in writing of the numbers of the Securities of such series to be redeemed, in whole or in part.

The Company, if and whenever it shall so elect, by delivery of instructions signed on its behalf by any of its Officers, may instruct the Trustee or any paying agent to call all or any part of the Securities of a particular series for redemption and to give notice of redemption in the manner set forth in this Section 3.02, such notice to be in the name of the Company. In any case in which notice of redemption is to be given by the Trustee or any such paying agent, the Company shall deliver or cause to be delivered to, or permit to remain with, the Trustee or such paying agent, as the case may be, such Security Register, transfer books or other records, or suitable copies or extracts therefrom, sufficient to enable the Trustee or such paying agent to give any notice by mail that may be required under the provisions of this Section 3.02.

Section 3.03 Payment Upon Redemption.

(a) If the giving of notice of redemption shall have been completed as above provided, the Securities or portions of Securities of the series to be redeemed specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, in each case as established pursuant to Section 2.01. Interest on such Securities or portions of Securities shall cease to accrue on and after the date fixed for redemption, unless the Company shall default in the payment of such redemption price and accrued interest with respect to any such Security or portion thereof. On presentation and surrender of such Securities on or after the date fixed for redemption at the place of payment specified in the notice, such Securities shall be paid and redeemed at the applicable redemption price for such series, together with interest accrued thereon to the date fixed for redemption; provided that, installments of interest whose Stated Maturity is on or prior to the date fixed for redemption shall be payable to the Securityholders of such Securities (or one or more Predecessor Securities) registered as such at the close of business on the applicable record date pursuant to Section 2.03.

(b) Upon presentation of any Security of such series that is to be redeemed in part only, the Company shall execute a new Security of the same series and tenor of authorized denominations in principal amount equal to the unredeemed portion of the Security so presented and the Trustee shall authenticate, and the office or agency where the Security is presented shall deliver to the holder thereof, at the expense of the Company, such Security; except that if a Global Security is so surrendered, the Company shall execute a new Global Security of like tenor in a denomination equal to and in exchange for the unredeemed portion of the principal of the Global Security so surrendered and, upon receipt of an Officer’s Certificate requesting authentication and delivery, the Trustee shall authenticate and deliver to the Depositary for such Global Security, without service charge, such Global Security. In the case of any Security providing appropriate space for such notation, the Trustee, in lieu of delivering a new Security or Securities as aforesaid, may make a notation on such Security of the payment of the redeemed portion thereof.

ARTICLE IV.

CERTAIN COVENANTS

The following covenants shall apply to the Securities, except with respect to any series of Securities for which the supplemental indenture or Board Resolution under which such series of Securities is issued, or in the form of Security for such series, expressly provides that any such covenant shall not apply to such series of Securities:

Section 4.01 Payment of Principal, Premium and Interest.

The Company will duly and punctually pay or cause to be paid the principal of, premium, if any, and interest on the Securities of a series at the time and place and in the manner provided herein and established with respect to such Securities.

Section 4.02 Maintenance of Office or Agency.

So long as any series of the Securities remain Outstanding, the Company will maintain for such series an office or agency where Securities of such series may be presented or surrendered for payment, where Securities of such series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of such series and this Indenture may be given or served. Such designation will continue with respect to each office or agency until the Company, by written notice signed by any Officer and delivered to the Trustee, shall designate some other office or agency for such purposes or any of them. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all presentations, surrenders, notices and demands. Unless otherwise specified in accordance with Section 2.01 with respect to a series of Securities, the Company initially designates the Corporate Trust Office of Deutsche Bank Trust Company Americas, acting as the Company’s paying agent, Security Registrar and transfer agent, as the office to be maintained by it for each such purpose.

Section 4.03 Paying Agents.

(a) The Company may appoint one or more paying agents, other than the Trustee, for all or any series of the Securities. If the Company fails to appoint or maintain another entity as paying agent, the Trustee shall act as such. The Company or any of its Subsidiaries may act as paying agent.

(b) The Company shall require each paying agent other than the Trustee to agree in writing that the paying agent will hold in trust for the benefit of Securityholders or the Trustee all funds held by the paying agent for the payment of principal, premium, if any, or interest on the Securities, and will promptly notify the Trustee in writing of any default by the Company in making any such payment. While any such default continues, the Trustee may require a paying agent to pay all funds held by it to the Trustee. The Company at any time may require a paying agent to pay all funds held by it to the Trustee. Upon payment over to the Trustee, the paying agent (including the Company or any of its Subsidiaries, if serving as the paying agent) shall have no further liability for the funds. If the Company or any of their Subsidiaries acts as paying agent, it shall segregate and hold in a separate trust fund for the benefit of the Securityholders all funds held by it as paying agent.

(c) Notwithstanding anything in this Section to the contrary, (i) the agreement to hold funds in trust as provided in this Section 4.03 is subject to the provisions of Section 11.06, and (ii) the Company at any time, for the purpose of obtaining the satisfaction and discharge or defeasance of this Indenture or for any other purpose, may pay, or direct any paying agent to pay, to the Trustee all funds held in trust by the Company or such paying agent, such funds to be held by the Trustee upon the same terms and conditions as those upon which such funds were held by the Company or such paying agent. Upon such payment by any paying agent to the Trustee, such paying agent shall be released from all further liability with respect to such funds.

Section 4.04 Annual Officer’s Certificate; Statement by Officers as to Default.

So long as any of the Securities remain outstanding, the Company will furnish to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, a brief certificate (which need not comply with Section 13.06) executed by the principal executive, financial or accounting officer of the Company, on its behalf as to the Officer’s respective knowledge of the Company’s compliance with all covenants and agreements under this Indenture required to be complied with by the Company (such compliance to be determined without regard to any period of grace or requirement of notice provided under this Indenture). Such certificate need not include a reference to any non-compliance that has been fully cured prior to the date as of which such certificate speaks.

The Company shall provide written notice to the Trustee within 30 days after becoming aware of the occurrence of any Event of Default under Section 6.01 setting forth the details of the Event of Default and the action the Company proposes to take with respect thereto.

Section 4.05 Appointment to Fill Vacancy in Office of Trustee.

The Company, whenever necessary to avoid or to fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 7.10, a Trustee, so that there shall be at all times a Trustee hereunder.

Section 4.06 Existence.

Subject to Article X, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence.

Section 4.07 Calculation of Original Issue Discount.

If any series of Securities is issued under this Indenture with original issue discount for U.S. federal tax income purposes, the Company shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on such Outstanding Original Issue Discount Securities as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.

ARTICLE V.

SECURITYHOLDERS’ LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE

Section 5.01 Company to Furnish Trustee Names and Addresses of Securityholders.

The Company will furnish or cause to be furnished to the Trustee (a) semi-annually at least seven Business Days before each Interest Payment Date for a series of Securities (and in all events at intervals of not more than six months) a list, in such form as the Trustee may reasonably require, of the names and addresses of the holders of each series of Securities as of such date, provided that the Company shall not be obligated to furnish or cause to be furnished such list at any time that the list shall not differ in any respect from the most recent list furnished to the Trustee by the Company, and (b) at such other times as the Trustee may require in writing within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; provided, however, that in either case, no such list need be furnished for any series for which the Trustee shall be the Security Registrar.

Section 5.02 Preservation of Information; Communications with Securityholders.

(a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of Securities contained in the most recent list furnished to it as provided in Section 5.01 and as to the names and addresses of holders of Securities received by the Trustee in its capacity as Security Registrar (if acting in such capacity).

(b) Securityholders may communicate as provided in Section 312(b) of the Trust Indenture Act with other Securityholders with respect to their rights under this Indenture or under the Securities.

Section 5.03 Reports by the Company.

(a) So long as any Securities are outstanding, the Company shall file with the Trustee, within 15 days after it files with the Commission, copies of the annual and quarterly reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Company is required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act. The Company shall be deemed to have complied with the previous sentence to the extent that such information, documents and reports are filed with the Commission via EDGAR (or any successor electronic delivery procedure) or posted on its website it being understood that the Trustee shall have no responsibility whatsoever to determine if such filings have been made.

(b) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer’s Certificates).

Section 5.04 Reports by the Trustee.

(a) The Trustee’s report required under Section 313(a) of the Trust Indenture Act shall be transmitted within 60 days after each April [    ] in each year following the date hereof, so long as any Securities are outstanding hereunder.

(b) A copy of each such report shall, at the time of such transmission to Securityholders, be filed by the Trustee with the Company, with any stock exchange upon which any Securities are listed and with the Commission. The Company agrees to notify the Trustee when any Securities become listed on any stock exchange or delisted therefrom.

ARTICLE VI.

REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON EVENT OF DEFAULT

Section 6.01 Events of Default.

(a) Whenever used herein with respect to Securities of a particular series, “Event of Default” means any one or more of the following events that has occurred and is continuing, except with respect to any series of Securities for which the supplemental indenture or resolution of the Board of Directors under which such series of Securities is issued or in the form of Security for such series expressly provides that any such Event of Default shall not apply to such series of Securities:

(1) default in the payment of any interest on any Security of such series when it becomes due and payable, and the continuance of such default for a period of 30 days (unless the entire amount of such payment is deposited by us with the Trustee or a paying agent prior to the expiration of such 30-day period);

(2) default in the payment of the principal of, or any premium on, any Security of such series when due and payable;

(3) default in the performance or breach of any covenant by the Company in the Indenture (other than those referred to in (1) or (2) above and other than a covenant that has been included in the Indenture solely for the benefit of another series of Securities), which default continues uncured for a period of 90 days after the Company receives, by registered or certified mail, written notice from the Trustee or the Company and the Trustee receive, by registered or certified mail, written notice from the Holders of not less than 25% in principal amount of the Securities of the affected series Outstanding;

(4) the entry by a court having competent jurisdiction of:

(A) an order for relief in respect of the Company in an involuntary proceeding under any Bankruptcy Law and such order shall remain unstayed and in effect for a period of 90 consecutive days; or

(B) a final and non-appealable order appointing a Custodian, of the Company, or ordering the winding up or liquidation of the affairs of the Company, and such order shall remain unstayed and in effect for a period of 90 consecutive days;

(5) the commencement by the Company of a voluntary proceeding under any Bankruptcy Law or the consent by the Company to the entry of a decree or order for relief in an involuntary proceeding under any Bankruptcy Law or the filing by the Company of a consent to an order for relief in any involuntary proceeding under any Bankruptcy Law or to the appointment of a Custodian or the making by the Company of an assignment for the benefit of creditors; or

(6) any other Event of Default provided in the supplemental indenture or resolution of the Board of Directors under which such series of Securities is issued or in the form of Security for such series.

(b) In each and every such case (other than an Event of Default specified in Section 6.01(a)(4) or 6.01(a)(5)), unless the principal of all the Securities of that series shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of that series then Outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by such Securityholders), may declare the unpaid principal of all the Securities of that series to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable. If an Event of Default specified in Section 6.01(a)(4) or 6.01(a)(5) occurs, the principal amount of all the Securities shall automatically become immediately due and payable without any declaration or other action on the part of the Trustee or any Holder.

(c) At any time after the principal of the Securities of that series shall have been so declared due and payable, and before any judgment or decree for the payment of the amount due shall have been obtained or entered as hereinafter provided, the holders of a majority in aggregate principal amount of the Securities of that series then Outstanding hereunder, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if: (i) the Company has or has caused to be paid or deposited with the Trustee an amount sufficient to pay all matured installments of interest upon all the Securities of that series and the principal of and premium, if any, on any and all Securities of that series that shall have become due otherwise than by acceleration (with interest upon such principal and premium, if any, and, to the extent that such payment is enforceable under applicable law, upon overdue installments of interest, at the rate expressed in the Securities of that series to the date of such payment or deposit), and (ii) any and all Events of Default under this Indenture with respect to such series, other than the nonpayment of principal on Securities of that series that shall have become due solely by such declaration of acceleration, shall have been remedied or waived as provided in Section 6.06.

No such rescission and annulment shall extend to or shall affect any subsequent default or impair any right consequent thereon.

(d) In case the Trustee shall have proceeded to enforce any right with respect to Securities of that series under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case, subject to any determination in such proceedings, the Company and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company and the Trustee shall continue as though no such proceedings had been taken.

(e) The Trustee shall give to the Securityholders of any series, as the names and addresses of such Holders appear on the Security Register, notice by mail of all defaults known to the Trustee that have occurred with respect to such series, such notice to be transmitted within 90 days after the occurrence thereof, unless such defaults shall have been cured before the giving of such notice (the term “default” or “defaults” for the purposes of this Section 6.01(e) being hereby defined to mean any event or condition which is, or with notice or lapse of time or both would become, an Event of Default); provided that, except in the case of default in the payment of the principal of, premium, if any, or interest on any of the Securities of such series, the Trustee shall be protected in withholding such notice if and so long as it in good faith determines that the withholding of such notice is in the interests of the Securityholders of such series.

Section 6.02 Collection of Indebtedness and Suits for Enforcement by Trustee.

(a) The Company covenants that (i) in case it shall default in the payment of any installment of interest on any of the Securities of a series, and such default shall have continued for a period of 30 days, or (ii) in case it shall default in the payment of the principal of, or premium, if any, on any of the Securities of a series when the same shall have become due and payable, whether upon maturity of the Securities of a series or upon redemption or upon declaration or otherwise, then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Securities of that series, the whole amount that then shall have been become due and payable on all such Securities for principal, premium, if any, or interest, or both, with interest upon the overdue principal, premium, if any, and (to the extent that payment of such interest is enforceable under applicable law) upon overdue installments of interest at the rate expressed in the Securities of that series; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, and the amount payable to the Trustee under Section 7.06.

(b) If the Company shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the amounts so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company and collect the amounts adjudged or decreed to be payable in the manner provided by law out of the property of the Company, wherever situated.

(c) In case of any receivership, insolvency, liquidation, bankruptcy, reorganization, readjustment, arrangement, composition or judicial proceedings affecting the Company or its respective creditors or property, the Trustee shall have power to intervene in such proceedings and take any action therein that may be permitted by the court and, except as otherwise provided by law, shall be entitled to file such proofs of claim and other papers and documents as may be necessary or advisable in order to have the claims of the Trustee and of the holders of Securities of such series allowed for the entire amount due and payable by the Company under this Indenture at the date of institution of such proceedings and for any additional amount that may become due and payable by the Company after such date, and to collect and receive any funds or other property payable or deliverable on any such claim, and to distribute the same in accordance with Section 6.03. Any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the holders of Securities of such series to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to such Securityholders, to pay to the Trustee any amount due it under Section 7.06.

(d) All rights of action and of asserting claims under this Indenture, or under any of the terms established with respect to Securities of that series, may be enforced by the Trustee without the possession of any of such Securities, or the production thereof at any trial or other proceeding relative thereto. Any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for payment to the Trustee of any amounts due under Section 7.06, be for the ratable benefit of the holders of the Securities of such series.

In case of an Event of Default, the Trustee in its discretion may proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

Nothing contained herein shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of that series or the rights of any holder thereof or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

Section 6.03 Application of Funds Collected.

Any funds collected by the Trustee pursuant to this Article VI with respect to a particular series of Securities shall be applied in the following order:

FIRST: To the payment of costs and expenses of collection and of all amounts payable to the Trustee and its agents and attorneys under Section 7.06;

SECOND: To the payment of the amounts then due and unpaid upon Securities of such series for principal, premium, if any, and interest, in respect of which or for the benefit of which such funds have been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium, if any, and interest, respectively; and

THIRD: To the Company.

Section 6.04 Limitation on Suits.

No holder of any Security of any series shall have any right by virtue or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless (i) such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof with respect to the Securities of such series specifying such Event of Default; (ii) the holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as trustee hereunder; (iii) such holder or holders shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby; (iv) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have failed to institute any such action, suit or proceeding; and (v) during such 60 day period, the holders of a majority in principal amount of the Securities then Outstanding do not give the Trustee a direction inconsistent with the request.

Notwithstanding anything contained herein to the contrary, the right of any holder of any Security to receive payment of the principal of, and premium, if any, and interest on such Security, as therein provided, on or after the respective due dates expressed in such Security (or in the case of redemption, on the redemption date), or to institute suit for the enforcement of any such payment on or after such respective dates or redemption date, shall not be impaired or affected without the consent of such holder. By accepting a Security hereunder it is expressly understood, intended and covenanted by the taker and holder of every Security of such series with every other such taker and holder and the Trustee, that no one or more holders of Securities of such series shall have any right in any manner whatsoever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of the holders of any other of such Securities, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities of such series. For the protection and enforcement of the provisions of this Section 6.04, each Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 6.05 Rights and Remedies Cumulative; Delay or Omission not Waiver.

(a) Except as otherwise provided in Section 2.07, all powers and remedies given by this Article VI to the Trustee or to the Securityholders, to the extent permitted by law, shall be deemed cumulative and not exclusive of any other powers and remedies available to the Trustee or the holders of the Securities, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture or otherwise established with respect to such Securities.

(b) No delay or omission of the Trustee or of any holder of any of the Securities to exercise any right or power accruing upon any Event of Default occurring and continuing shall impair any such right or power, or shall be construed to be a waiver of any such default or on acquiescence therein. Subject to the provisions of Section 6.04, every power and remedy given by this Article VI or by law to the Trustee or the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders.

Section 6.06 Control by Securityholders.

The holders of a majority in aggregate principal amount of the Securities of any series at the time Outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to such series; provided, however, that such direction shall not be in conflict with any rule of law or with this Indenture or be unduly prejudicial to the rights of holders of Securities of any other series at the time Outstanding. Subject to the provisions of Section 7.01, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith, by a Responsible Officer or Responsible Officers of the Trustee, shall determine that the proceeding so directed would involve the Trustee in personal liability. The holders of a majority in aggregate principal amount of the Securities of any series at the time Outstanding affected thereby, by written notice to the Company and the Trustee, on behalf of the holders of all of the Securities of such series, may rescind an acceleration or waive any existing Default or Event of Default with respect to such series and its consequences, if the rescission would not conflict with any judgment or decree, except (i) a default in the payment of the principal of, premium, if any, or interest on, any of the Securities of that series; or (ii) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected. Upon any such waiver, the default covered thereby shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for all purposes of this Indenture and the Company, the Trustee and the holders of the Securities of such series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 6.07 Undertaking to Pay Costs.

All parties to this Indenture agree, and each holder of any Securities by such holder’s acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 6.07 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder, or group of Securityholders, holding more than 10% in aggregate principal amount of the Outstanding Securities of any series, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of, premium, if any, or interest on any Security of such series, on or after the respective due dates expressed in such Security or established pursuant to this Indenture.

Section 6.08 Waiver of Usury, Stay Or Extension Laws.

Each of the Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

ARTICLE VII.

CONCERNING THE TRUSTEE

Section 7.01 Certain Duties and Responsibilities of Trustee.

(a) In case an Event of Default with respect to the Securities of a series has occurred (that has not been cured or waived), the Trustee shall exercise with respect to Securities of that series such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

(b) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

(1) prior to the occurrence of an Event of Default with respect to the Securities of a series and after the curing or waiving of all such Events of Default with respect to that series that may have occurred:

(i) the duties and obligations of the Trustee shall with respect to the Securities of such series be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable with respect to the Securities of such series except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

(ii) in the absence of negligence or willful misconduct on the part of the Trustee, the Trustee with respect to the Securities of such series may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical computations or other facts stated therein);

(2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of not less than a majority in principal amount of the Securities of any series at the time Outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture with respect to the Securities of that series; and

(4) none of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Indenture or indemnity reasonably satisfactory to it against such risk is not reasonably assured to it.

(c) Whether or not expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee is subject to this Article.

Section 7.02 Certain Rights of Trustee.

Except as otherwise provided in Section 7.01:

(a) The Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, security or other paper or document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties.

(b) Any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by a Board Resolution or an instrument signed in the name of the Company by an Officer (unless other evidence in respect thereof is specifically prescribed herein).

(c) The Trustee may consult with counsel of its own selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted hereunder in good faith and in reliance thereon.

(d) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders, pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities that may be incurred therein or thereby.

(e) The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture, provided that the Trustee’s conduct does not constitute willful misconduct, bad faith or negligence.

(f) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, security or other papers or documents, but the Trustee may make such further inquiry into such matters as it may see fit, and if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled upon reasonable notice and at reasonable times to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation.

(g) The Trustee shall not be deemed to have notice of any Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee.

(h) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

(i) The rights, privileges, protections, immunities and benefits given to the Trustee, including its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder.

(j) The Trustee may request that the Company deliver an Officer’s Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officer’s Certificate may be signed by any person authorized to sign an Officer’s Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

(k) The Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder.

In no event shall the Trustee be responsible or liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

Section 7.03 Trustee not Responsible for Recitals or Issuance of Securities.

(a) The recitals contained herein and in the Securities shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee is not responsible for any statement in the Securities other than its own certificate of authentication.

(b) The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities.

(c) The Trustee shall not be accountable for the use or application by the Company of any of the Securities or of the proceeds of such Securities, or for the use or application of any funds paid over by the Trustee in accordance with any provision of this Indenture or established pursuant to Section 2.01, or for the use or application of any funds received by any paying agent other than the Trustee.

Section 7.04 May Hold Securities.

The Trustee or any paying agent or Security Registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee, paying agent or Security Registrar. However, the Trustee is subject to Sections 7.09 and 7.13.

Section 7.05 Funds Held in Trust.

Subject to the provisions of Section 11.06, all funds received by the Trustee, until used or applied as herein provided, shall be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any funds received by it hereunder except such as it may agree in writing with the Company to pay thereon.

Section 7.06 Compensation, Reimbursement and Indemnification.

(a) The Company shall pay to the Trustee, and the Trustee shall be entitled to be paid, such compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), as the Company and the Trustee from time to time may agree in writing, for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee. Except as otherwise expressly provided herein, the Company will pay or reimburse the Trustee upon its request for all reasonable documented and out-of-pocket expenses and disbursements incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all Persons not regularly in its employ) except any such expense or disbursement as shall have been caused by its own negligence, willful misconduct or bad faith. The Company shall indemnify the Trustee (and its officers, agents, directors and employees) for, and shall hold it harmless against, any and all loss, liability, claim, damage or expense, including taxes (other than taxes based upon, measured by or determined by the income of the Trustee) incurred without negligence, willful misconduct or bad faith on the part of the Trustee and arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim of liability (whether asserted by the Company, any Holder or any other Person). The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee so to notify the Company shall not relieve the Company of its obligations hereunder, except to the extent that the Company has been prejudiced by such failure. The Company shall defend the claim and the Trustee shall cooperate, to the extent reasonable, in the defense of any such claim, and, if (in the opinion of counsel to the Trustee) the facts and/or issues surrounding the claim are reasonably likely to create a conflict with the Company, the Company shall pay the reasonable fees and expenses of separate counsel to the Trustee. The Company need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee through the Trustee’s own willful misconduct, negligence or bad faith. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld or delayed.

(b) The obligations of the Company under this Section 7.06 to compensate and indemnify the Trustee and to pay or reimburse the Trustee for reasonable documented and out-of-pocket expenses and disbursements shall survive the termination of this Indenture and resignation or removal of the Trustee.

(c) When the Trustee incurs expenses or renders services in connection with an Event of Default, the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

(d) To secure the Company’s payment obligations under this Section 7.06, the Trustee will have a lien prior to the Securities on all money or property held or collected by the Trustee, in its capacity as Trustee, except money or property held in trust to pay principal of, and interest on, particular Securities.

Section 7.07 Reliance on Officer’s Certificate.

Except as otherwise provided in Section 7.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting to take any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed), in the absence of negligence or willful misconduct on the part of the Trustee, may be deemed to be conclusively proved and established by an Officer’s Certificate delivered to the Trustee and such certificate, in the absence of negligence or willful misconduct on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted to be taken by it under the provisions of this Indenture upon the faith thereof.

Section 7.08 Disqualification; Conflicting Interests.

If the Trustee has or shall acquire any “conflicting interest” within the meaning of Section 310(b) of the Trust Indenture Act, the Trustee and the Company shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

Section 7.09 Corporate Trustee Required; Eligibility.

There shall at all times be a Trustee with respect to the Securities issued hereunder which shall at all times be a corporation organized and doing business under the laws of the United States or any State or Territory thereof or of the District of Columbia, or a corporation or other Person permitted to act as trustee by the Commission, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000, and subject to supervision or examination by Federal, State, Territorial, or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 7.09 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Company may not, nor may any Affiliate of the Company, serve as Trustee. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 7.09, the Trustee shall resign immediately in the manner and with the effect specified in Section 7.10.

Section 7.10 Resignation and Removal; Appointment of Successor.

(a) The Trustee or any successor hereafter appointed may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company and by transmitting notice of resignation to the Securityholders of such series, as their names and addresses appear upon the Security Register. Upon receiving such notice of resignation, the Company promptly shall appoint a successor trustee with respect to Securities of such series. If no successor trustee shall have been so appointed and have accepted appointment within 60 days after the retiring Trustee resigns, the retiring Trustee, at the expense of the Company, or the Company may petition any court of competent jurisdiction for the appointment of a successor trustee with respect to Securities of such series, or any Securityholder of that series who has been a bona fide holder of a Security or Securities for at least six months may on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

(b) In case at any time any one of the following shall occur, the Company may remove the Trustee with respect to all or any series of Securities and appoint a successor trustee, or, unless the Trustee’s duty to resign is stayed as provided herein, any Securityholder who has been a bona fide holder of a Security or Securities for at least six months, on behalf of that holder and all others similarly situated, may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee:

(1) the Trustee shall fail to comply with the provisions of Section 7.08 after written request therefor by the Company or by any Securityholder who has been a bona fide holder of a Security or Securities for at least six months; or

(2) the Trustee shall cease to be eligible in accordance with the provisions of Section 7.09 and shall fail to resign after written request therefor by the Company or by any such Securityholder; or

(3) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or commence a voluntary bankruptcy proceeding, or a receiver of the Trustee or of its property shall be appointed or consented to, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation.

(c) The holders of a majority in aggregate principal amount of the Securities of any series at the time Outstanding at any time may remove the Trustee with respect to such series upon 30 days’ written notice to the Trustee and the Company and may appoint a successor Trustee for such series with the consent of the Company.

(d) Any resignation or removal of the Trustee and appointment of a successor trustee with respect to the Securities of a series pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 7.11.

(e) Any successor trustee appointed pursuant to this Section 7.10 may be appointed with respect to the Securities of one or more series or all of such series, and at any time there shall be only one Trustee with respect to the Securities of any particular series.

Section 7.11 Acceptance of Appointment By Successor.

(a) In case of the appointment hereunder of a successor trustee with respect to all Securities, every such successor trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee. On the request of the Company or the successor trustee, such retiring Trustee, upon payment of its charges, shall execute and deliver an instrument transferring to such successor trustee all the rights, powers, and trusts of the retiring Trustee and shall assign, transfer and deliver to such successor trustee all property and funds held by such retiring Trustee hereunder.

(b) In case of the appointment hereunder of a successor trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor trustee relates, (ii) shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust, that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no Trustee shall be responsible for any act or failure to act on the part of any other Trustee hereunder. Upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, and such retiring Trustee shall have no further responsibility with respect to the Securities of that or those series to which the appointment of such successor trustee relates for the exercise of rights and powers or for the performance of the duties and obligations vested in the Trustee under this Indenture. Each such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor trustee relates. On request of the Company or any successor trustee, such retiring Trustee shall assign, transfer and deliver to such successor trustee, to the extent contemplated by such supplemental indenture, the property and funds held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor trustee relates.

(c) Upon request of any such successor trustee, the Company may execute any and all instruments for more fully and certainly vesting in and confirming to such successor trustee all such rights, powers and trusts referred to in Section 7.11(a) or (b), as the case may be.

(d) No successor trustee shall accept its appointment unless at the time of such acceptance such successor trustee shall be qualified and eligible under this Article VII.

(e) Upon acceptance of appointment by a successor trustee as provided in this Section 7.11, the successor trustee shall cause a notice of its succession to be transmitted to Securityholders.

Section 7.12 Merger, Conversion, Consolidation or Succession to Business.

Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be qualified under the provisions of Section 7.08 and eligible under the provisions of Section 7.09, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 7.13 Preferential Collection of Claims Against the Company.

The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship described in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent included therein.

ARTICLE VIII.

CONCERNING THE SECURITYHOLDERS

Section 8.01 Evidence of Action by Securityholders.

Whenever in this Indenture it is provided that the holders of a majority or specified percentage in aggregate principal amount of the Securities of a particular series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the holders of such majority or specified percentage of that series have joined therein may be evidenced by any instrument or any number of instruments of similar tenor executed by such holders of Securities of that series in Person or by agent or proxy appointed in writing.

The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series, provided, however, that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided, however, that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 13.03.

The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any notice of Default, (ii) any declaration of acceleration referred to in Section 6.01, (iii) any request to institute proceedings referred to in Section 6.04 or (iv) any direction referred to in Section 6.06, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided, however, that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company’s expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 13.03.

With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the “Expiration Date” and from time to time may change the Expiration Date to any earlier or later day; provided, however, that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in Section 13.03, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

Section 8.02 Proof of Execution by Securityholders.

Subject to the provisions of Section 8.01, proof of the execution of any instrument by a Securityholder (such proof will not require notarization) or his agent or proxy and proof of the holding by any Person of any of the Securities shall be sufficient if made in the following manner:

(a) The fact and date of the execution by any such Person of any instrument may be proved in any reasonable manner acceptable to the Trustee.

(b) The ownership of Securities shall be proved by the Security Register of such Securities or by a certificate of the Security Registrar thereof.

(c) The Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

Section 8.03 Who May be Deemed Owners.

Prior to the due presentment for registration of transfer of any Security, the Company, the Trustee, any paying agent and any Security Registrar may deem and treat the Person in whose name such Security shall be registered in the Security Register as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notice of ownership or writing thereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal of, premium, if any, and (subject to Section 2.03) interest on such Security and for all other purposes; and neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.

None of the Company, the Trustee, any paying agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Section 8.04 Certain Securities Owned by Company Disregarded.

In determining whether the holders of the requisite aggregate principal amount of Securities of a particular series have concurred in any direction, consent of waiver under this Indenture, the Securities of that series that are owned by the Company or any other obligor on the Securities of that series or by an Affiliate of the Company shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Securities of such series that a Responsible Officer of the Trustee knows are so owned shall be so disregarded. The Securities so owned that have been pledged in good faith may be regarded as Outstanding for the purposes of this Section, if the pledgee shall establish to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Securities and that the pledgee is not an Affiliate. In case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officer’s Certificate listing and identifying all Securities of a particular series, if any, known by the Company to be owned or held by or for the account of any of the above described Persons and, subject to Sections 7.01 and 7.02, the Trustee shall be entitled to accept such Officer’s Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities of such particular series not listed therein are Outstanding for the purpose of any such determination.

Section 8.05 Actions Binding on Future Securityholders.

At any time prior to the evidencing to the Trustee, as provided in Section 8.01, of the taking of any action by the holders of the majority or percentage in aggregate principal amount of the Securities of a particular series specified in this Indenture in connection with such action, any holder of a Security of that series that is shown by the evidence to be included in the Securities the holders of which have consented to such action, by filing written notice with the Trustee, and upon proof of holding as provided in Section 8.02, may revoke such action so far as concerns such Security. Except as aforesaid, any such action taken by the holder of any Security shall be conclusive and binding upon such holder and upon all future holders and owners of such Security, and of any Security issued in exchange therefor, on registration of transfer thereof or in place thereof, irrespective of whether or not any notation in regard thereto is made upon such Security. Any action taken by the holders of the majority or percentage in aggregate principal amount of the Securities of a particular series specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the holders of all the Securities of that series.

ARTICLE IX.

SUPPLEMENTAL INDENTURES

Section 9.01 Supplemental Indentures Without the Consent of Securityholders.

In addition to any supplemental indenture otherwise authorized by this Indenture, the Company and the Trustee from time to time and at any time may enter into any indenture supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as then in effect), without the consent of the Securityholders, for one or more of the following purposes:

(a) to cure any ambiguity, omission, defect, or inconsistency herein or in the Securities of any series as evidenced in an Officer’s Certificate;

(b) to make any other change that does not adversely affect the rights of any Securityholder of any applicable series of Outstanding Securities in any material respect;

(c) to evidence the succession of another Person to the Company, or successive successions, and the assumption by the successor Person of the covenants, agreements and obligations of the Company, as the case may be, pursuant to Article X;

(d) to provide for uncertificated Securities in addition to or in place of certificated Securities;

(e) to add to the covenants of the Company for the benefit of the holders of all or any outstanding series of Securities (and if such covenants are to be for the benefit of less than all outstanding series of Securities, stating that such covenants are expressly being included solely for the benefit of such series), or to surrender any right or power herein conferred upon the Company;

(f) to add any additional Events of Default for the benefit of the holders of all or any outstanding series of Securities (and if such Events of Default are to be applicable to less than all outstanding series, stating that such Events of Default are expressly being included solely to be applicable to such series);

(g) to secure or guarantee the Securities of any series;

(h) to add an additional obligor to the Securities of any series;

(i) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall not become effective with respect to any outstanding Security of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision;

(j) to provide for the issuance of and establish the form and terms and conditions of the Securities of any series as provided in Section 2.01, and to issue additional Securities of any series; provided that such additional Securities have the same terms as, and be deemed part of the same series as, the applicable series of Securities issued hereunder to the extent required by and in accordance with Section 2.01(b);

(k) to facilitate the defeasance and discharge of the Securities of any series otherwise in accordance with Article XI; provided that any such action does not adversely affect the rights of any Securityholder of any applicable series of Outstanding Securities in any material respect;

(l) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series; or

(m) to comply with requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act.

Upon the request of the Company, accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and upon receipt by the Trustee of the documents described in Section 9.05, the Trustee shall join with the Company in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

The Securityholders of a majority in principal amount of the outstanding Securities of a series issued by the Company may waive any existing or past Default or Event of Default with respect to those Securities. Those Securityholders may not, however, waive any Default or Event of Default in any payment on any Security.

Any supplemental indenture authorized by the provisions of this Section 9.01 may be executed by the Company and the Trustee without the consent of the holders of any of the Securities at the time Outstanding, notwithstanding any of the provisions of Section 9.02.

Section 9.02 Supplemental Indentures with Consent of Securityholders.

With the consent (evidenced as provided in Section 8.01) of the holders of not less than a majority in aggregate principal amount of the Securities of each series at the time Outstanding affected by such supplemental indenture or indentures, the Company, when authorized by a Board Resolution, and the Trustee from time to time and at any time may enter into any indenture supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as then in effect) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner not covered by Section 9.01 the rights of the holders of the Securities of such series under this Indenture; provided, however, that no such supplemental indenture, without the consent of the Holder of each Security then Outstanding and affected thereby, shall:

(i) reduce the percentage in principal amount of the Securities, the consent of whose holders is required for any amendment, supplement or waiver;

(ii) reduce the rate of or change the time for payment of interest on the Securities of such series;

(iii) reduce the principal of the Securities of such series or change the Stated Maturity of the Securities of such series;

(iv) reduce any premium payable on the redemption of the Securities of such series or change the time at which the Securities of such series may or must be redeemed or alter or waive any of the provisions with respect to the redemption of the Securities of such series;

(v) make payments on the Security of such series payable in currency other than as originally stated in such Security;

(vi) impair the holder’s right to institute suit for the enforcement of any payment on the Security of such series; or

(vii) waive a continuing Default or Event of Default regarding any payment on the Securities of such series.

A supplemental indenture that changes or eliminates any covenant, Event of Default or other provision of this Indenture that has been expressly included solely for the benefit of one or more particular series of Securities, if any, or which modifies the rights of the holders of Securities of such series with respect to such covenant, Event of Default or other provision, shall be deemed not to affect the rights under this Indenture of the holders of Securities of any other series.

In the event that consent is obtained from some of the Securityholders but not from all of the holders with respect to any amendments or waivers pursuant to clauses (i) through (vii) of this Section 9.02, new Securities of such Series with such amendments or waivers will be issued to those consenting holders. It shall not be necessary for the consent of Securityholders of a series affected thereby under this Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Article IX, the Company shall mail or caused to be mailed a notice thereof by first class mail (or, if the Securities are held in book-entry form, such notice may be sent by electronic transmission) to the Holders of Securities of each series affected thereby at their addresses as they shall appear on the Security Register, setting forth in general terms the substance of such supplemental indenture. Any failure of the Company to mail such notice, or any defect therein, shall not in any way impair or affect the validity of any such supplemental indenture.

Section 9.03 Effect of Supplemental Indentures.

Upon the execution of any supplemental indenture pursuant to the provisions of this Article IX or Section 10.01, this Indenture shall be and be deemed to be modified and amended with respect to such series in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Securities of the series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

Section 9.04 Securities Affected by Supplemental Indentures.

Securities of any series affected by a supplemental indenture and authenticated and delivered after the execution of such supplemental indenture pursuant to the provisions of this Article or of Section 10.01 may bear a notation in form approved by the Company, provided such form meets the requirements of any exchange upon which such series may be listed, as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of that series so modified as to conform, in the opinion of the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Company, authenticated by the Trustee and delivered in exchange for the Securities of that series then Outstanding.

Section 9.05 Execution of Supplemental Indentures.

Upon the request of the Company, accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and, if applicable, upon the filing with the Trustee of evidence of the consent of Securityholders required to consent thereto as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee in its discretion may but shall not be obligated to enter into such supplemental indenture. The Trustee, subject to the provisions of Section 7.01, shall receive an Opinion of Counsel and Officer’s Certificate as conclusive evidence that any supplemental indenture executed pursuant to this Article IX is authorized or permitted by, and conforms to, the terms of this Article IX and is the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms.

ARTICLE X.

SUCCESSOR

Section 10.01 Consolidation, Merger and Sale of Assets.

The Company shall not consolidate with, merge with or into, or sell, convey, transfer, lease or otherwise dispose of all or substantially all of the Company’s and its Subsidiaries’ property and assets, taken as a whole to another Person unless:

(a) (x) the Person (if other than the Company) formed by such consolidation, merger, sale, conveyance, transfer or lease or disposition (the “Surviving Person”) shall be a corporation or other entity organized and validly existing under the laws of the United States of America or any jurisdiction thereof, (y) if such Surviving Person is not a corporation, a co-obligor of the Securities (a “Co-Obligor”) is a corporation organized and validly existing under the laws of the United States of America or any jurisdiction thereof, and (z) such Surviving Person and if applicable, Co-Obligor (if other than the Company) shall expressly assume, by a supplemental indenture, executed and delivered to the Trustee, all of the Company’s obligations under this Indenture and the Securities;

(b) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and

(c) the Company delivers to the Trustee an Officer’s Certificate and Opinion of Counsel, in each case stating that any such supplemental indenture complies with this Section 10.01 and that all conditions precedent provided for herein relating to such transaction have been complied with.

To the extent that a Board Resolution or supplemental indenture pertaining to any series provides for different provisions relating to the subject matter of this Article X, the provisions in such Board Resolution or supplemental indenture shall govern for purposes of such series.

The restrictions in Sections 10.01(b) and 10.01(c) shall not be applicable to:

(i) the merger or consolidation of the Company with an Affiliate of the Company if the Board of Directors determines in good faith that the purpose of such transaction is principally to change the state of incorporation of the Company or convert the form of organization of the Company to another form; or

(ii) the merger of the Company with or into a single direct or indirect wholly owned subsidiary of the Company pursuant to Section 251(g) (or any successor provision) of the General Corporation Law of the State of Delaware (or similar provision of the Company’s state of incorporation).

Section 10.02 Successor Person Substituted.

Upon any consolidation or merger of the Company, or any sale, conveyance, transfer, lease or other disposition of all or substantially all of the property and assets of the Company and its Subsidiaries, taken as a whole, in accordance with Section 10.01 of this Indenture, the successor corporation or limited liability company formed by such consolidation or into which the Company is merged or to which such sale, conveyance, transfer, lease or other disposition is made shall succeed to and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company; provided that the Company shall not be released from its obligation to pay the principal of, premium, if any, or interest on the Securities in the case of a lease of all or substantially all of its property and assets.

ARTICLE XI.

SATISFACTION AND DISCHARGE

Section 11.01 Applicability of Article.

If the Securities of a series are denominated and payable only in Dollars (except as provided pursuant to Section 2.01), then the provisions of this Article XI relating to defeasance of Securities shall be applicable except as otherwise specified pursuant to Section 2.01 for Securities of such series. Defeasance provisions, if any, for Securities denominated in a Foreign Currency may be specified pursuant to Section 2.01.

Section 11.02 Satisfaction and Discharge of Indenture.

This Indenture will be discharged and will cease to be of further effect as to a series of Securities issued hereunder if at any time:

(a) either

(i) the Company shall have delivered or shall have caused to be delivered to the Trustee for cancellation all Securities of a series theretofore authenticated (other than any Securities that shall have been destroyed, lost or stolen and that shall have been replaced or paid as provided in Section 2.07 and Securities for whose payment funds or Governmental Obligations have theretofore been deposited in trust or segregated and held in trust by the Company and thereupon repaid to the Company or discharged from such trust, as provided in Section 11.06); or

(ii) all such Securities of a particular series not theretofore delivered to the Trustee for cancellation shall have become due and payable or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall irrevocably deposit or cause to be deposited with the Trustee in trust, cash, Governmental Obligations that will generate cash, or a combination thereof, sufficient, to pay in Dollars (except as otherwise provided pursuant to Section 2.01) at maturity or upon redemption all Securities of such series not theretofore delivered to the Trustee for cancellation, including principal, premium, if any, and interest due or to become due on such date of maturity or redemption date, as the case may be;

(b) the Company has paid or caused to be paid all other sums payable hereunder by the Company with respect to such series; and

(c) the Company has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to such series have been complied with.

Nothing in this Section 11.02 shall be deemed to discharge the following provisions that shall survive until the date of maturity or redemption date, as the case may be: (A) the rights of Holders of Securities of such series to receive, solely from the trust fund described in Section 11.03(c) and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities when due, (B) the Company’s obligation with respect to such Securities under Sections 2.03, 2.04, 2.05, 2.07, 4.02, 4.03, 7.05 and 7.10 hereof, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article XI. Sections 7.06 and 11.06 shall survive to such date and thereafter, and the Trustee, on demand of the Company and at the cost and expense of the Company shall execute proper instruments acknowledging satisfaction of and discharging this Indenture with respect to such series.

Section 11.03 Defeasance and Discharge of Obligations; Covenant Defeasance.

(a) If at any time:

(i) all such Securities of a particular series not heretofore delivered to the Trustee for cancellation or that have not become due and payable as described in Section 11.02 shall have been paid by the Company by depositing irrevocably with the Trustee in trust, cash, Governmental Obligations that will generate cash, or a combination thereof, sufficient to pay in Dollars (except as otherwise provided pursuant to Section 2.01) at maturity or upon redemption all such Securities of that series not theretofore delivered to the Trustee for cancellation, including principal, premium, if any, and interest due or to become due to such date of maturity or date fixed for redemption, as the case may be, and

(ii) the Company shall also pay or cause to be paid all other amounts payable hereunder by the Company with respect to such series,

then, after the date such, cash, Governmental Obligations or combination thereof, is deposited with the Trustee, the obligations of the Company under this Indenture with respect to such series shall cease to be of further effect except, to the extent applicable, for the following provisions that shall survive until such Securities shall mature and be paid: (A) the rights of Holders of Securities of such series to receive, solely from the trust fund described in Section 11.03(c) and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities when due, (B) the Company’s obligation with respect to such Securities under Sections 2.03, 2.04, 2.05, 2.07, 4.02, 4.03, 7.05 and 7.10 hereof, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article XI. Thereafter, Sections 7.06 and 11.06 shall survive such satisfaction and discharge.

(b) In addition, the Company, at its option and at any time, by written notice executed by an Officer delivered to the Trustee, may elect to have its obligations, to the extent applicable, under Sections 4.07, 4.08 and 5.03 and any covenant contained in Article X, and any other covenant contained in the Board Resolution or supplemental indenture relating to such series pursuant to Section 2.01, discharged with respect to all Outstanding Securities of a series, this Indenture and any indentures supplemental to this Indenture insofar as such Securities are concerned (“covenant defeasance”), such discharge to be effective on the date the applicable conditions set forth in clauses (i) through (vi) of Section 11.03(c) are satisfied, and such Securities shall thereafter be deemed to be not “Outstanding” for the purposes of any direction, waiver, consent or declaration of Securityholders (and the consequences of any thereof) in connection with such covenants, but shall continue to be “Outstanding” for all other purposes under this Indenture. For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities of a series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute an Event of Default under Section 6.01(a)(3) or otherwise, but except as specified in this Section 11.03(b), the remainder of the Company’s obligations under the Securities of such series, this Indenture, and any indentures supplemental to this Indenture with respect to such series shall be unaffected thereby.

(c) The following shall be the conditions to the application of Section 11.03 to the Outstanding Securities of the applicable series:

(i) the Company irrevocably deposits in trust with the Trustee or, at the option of the Trustee, with a trustee satisfactory to the Trustee and the Company under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee cash, Governmental Obligations that will generate enough cash, or a combination thereof, as will be sufficient to pay in Dollars to pay principal of, premium, if any, and interest on the Outstanding Securities of such series to maturity or redemption, as the case may be, and to pay all other amounts payable by it hereunder, provided that (A) the trustee of the irrevocable trust shall have been irrevocably instructed to pay such funds or the proceeds of such Governmental Obligations to the Trustee and (B) the Trustee shall have been irrevocably instructed to apply such funds or the proceeds of such Governmental Obligations to the payment of said principal, premium, if any, and interest with respect to the Securities of such series;

(ii) the Company delivers to the Trustee an Officer’s Certificate stating that all conditions precedent specified herein relating to defeasance or covenant defeasance, as the case may be, have been complied with, and an Opinion of Counsel to the same effect;

(iii) no Event of Default shall have occurred and be continuing, and no event which with notice or lapse of time or both would become such an Event of Default shall have occurred and be continuing, on the date of such deposit;

(iv) in the event of an election under Section 11.03(a), the Company shall have delivered to the Trustee an Opinion of Counsel stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this instrument, there has been a change in the applicable Federal income tax law, in either case (A) or (B) to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit, defeasance and discharge to be effected with respect to such Securities and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would be the case if such deposit, defeasance and discharge were not to occur;

(v) in the event of an election under Section 11.03(b), the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit and covenant defeasance to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and covenant defeasance were not to occur; and

(vi) notwithstanding any other provisions of this Section 11.03, such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations which may be imposed on the Company pursuant to Section 2.01.

After such irrevocable deposit made pursuant to this Section 11.03 and satisfaction of the other conditions set forth herein, the Trustee upon request shall acknowledge in writing the discharge of the Company’s obligations pursuant to this Section 11.03.

Section 11.04 Deposited Funds to be Held in Trust.

All funds or Governmental Obligations deposited with the Trustee pursuant to Sections 11.02 or 11.03 shall be held in trust and shall be available for payment as due, either directly or through any paying agent (including the Company acting as its own paying agent), to the holders of the particular series of Securities for the payment or redemption of which such funds or Governmental Obligations have been deposited with the Trustee.

Section 11.05 Payment of Funds Held by Paying Agents.

In connection with the provisions of Section 11.02 or 11.03, all funds or Governmental Obligations then held by any paying agent under the provisions of this Indenture shall, upon demand of the Company, be paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such funds or Governmental Obligations.

Section 11.06 Repayment to the Company.

Any funds or Governmental Obligations deposited with any paying agent or the Trustee, or then held by the Company, in trust for payment of principal of, premium, if any, or interest on the Securities of a particular series, in each case under this Article XI or otherwise, that are not applied but remain unclaimed by the holders of such Securities for a period ending on the earlier of 10 Business Days prior to the date the money would be turned over to the applicable state and two years after the date upon which the principal of, premium, if any, or interest on such Securities shall have respectively become due and payable, shall, upon request of the Company, be repaid to the Company, or if then held by the Company shall be discharged from such trust; and thereafter, the paying agent and the Trustee shall be released from all further liability with respect to such funds or Governmental Obligations, and the holder of any of the Securities entitled to receive such payment shall thereafter, as an unsecured general creditor, look only to the Company, as applicable, for the payment thereof. Anything in this Article XI to the contrary notwithstanding, subject to Section 7.06, the Trustee shall deliver to the Company from time to time upon request by the Company any funds or Governmental Obligations (or other property and any proceeds therefrom) held by it as provided in Sections 11.02 or 11.03 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof that would then be required to be deposited to effect a defeasance or covenant defeasance, as the case may be, in accordance with this Article XI.

Section 11.07 Reinstatement.

If the Trustee or paying agent is unable to apply any funds or Governmental Obligations in accordance with Section 11.02 or 11.03 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company’s obligations under this Indenture, any indentures supplemental to this Indenture with respect to the applicable series of Securities and the Securities of such series shall be revived and reinstated as though no deposit had occurred pursuant to Section 11.02 or 11.03, as the case may be, until such time as the Trustee or paying agent is permitted to apply all such funds or Governmental Obligations in accordance with Section 11.02 or 11.03, as the case may be; provided, however, that if the Company has made any payment of principal, premium, if any, or interest on any Securities of such series following the reinstatement of its obligations as aforesaid, the Company, as applicable, shall be subrogated to the rights of the holders of such Securities of such series to receive such payment from the funds or Governmental Obligations held by the Trustee or paying agent.

ARTICLE XII.

IMMUNITY OF INCORPORATORS, STOCKHOLDERS,

OFFICERS AND DIRECTORS

Section 12.01 No Recourse.

No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, shareholder, officer or director, past, present or future as such, of the Company or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, shareholders, officers or directors as such, of the Company or of any predecessor or successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, shareholder, officer or director as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of such Securities.

ARTICLE XIII.

MISCELLANEOUS PROVISIONS

Section 13.01 Effect on Successors and Assigns.

All the agreements of the Company in this Indenture or the Securities shall bind its respective successor whether so expressed or not. All agreements of the Trustee in this Indenture shall bind its successor whether so expressed or not.

Section 13.02 Actions by Successor.

Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the corresponding board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Company, as applicable.

Section 13.03 Notices.

Any notice or communication by the Company or the Trustee to the others is duly given if in writing and delivered in person or mailed by first-class mail (registered or certified, return receipt requested), telecopier, electronic mail or overnight air courier guaranteeing next day delivery, to the other’s address:

If to the Company:	NIKE, Inc.
One Bowerman Drive
Beaverton, Oregon 97005
Attention: [—]
Telephone: [—]
Facsimile No.: [—]
Email: [—]

With a copy to:	Goodwin Procter LLP
Three Embarcadero Center, 24th floor
San Francisco, California 94111
Attention: Bradley Bugdanowitz
Facsimile No.: 414-520-9513
Email: [—]

If to the Trustee:	Deutsche Bank Trust Company Americas
Trust and Agency Services
60 Wall Street, 27th Floor
MS NYC60-2710
New York, New York 10005
Attention: Corporates Team Deal Manager – NIKE, Inc.
Fax: 732-578-4635
Email: [—]

With a copy to:

Deutsche Bank Trust Company America

c/o Deutsche Bank National Trust Company

Trust & Agency Services

100 Plaza One, Mailstop JCY03-0699

Attention: Corporates Team Deal Manager – NIKE, Inc.

Facsimile No.: 732-578-4635

Email: [—]

provided, that any notice of default delivered pursuant to Section 6.01(a)(3) of this Indenture must be delivered to the Company via registered or certified mail.

The Company or the Trustee by notice to the others may designate additional or different addresses for subsequent notices or communications.

All notices and communications (other than those sent to Securityholders) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied or sent by electronic mail; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

Any notice or communication to a Securityholder shall be mailed by first-class mail, certified or registered, return receipt requested, to his address shown on the Security Register; provided that if the Securities are held in book-entry form, such notice or other communication may be sent by electronic transmission. Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders.

In the event of suspension of regular mail service or by reason of any other cause it shall be impracticable to give notice by mail, then such notification as shall be given with the approval of the Trustee shall constitute sufficient notice for every purpose hereunder.

Section 13.04 Governing Law.

This Indenture and each Security shall be deemed to be a contract made under the internal laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State without regard to conflicts of laws principles that would require the application of any other law. This Indenture is subject to the provisions of the Trust Indenture Act that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

Section 13.05 Treatment of Securities as Debt.

It is intended that the Securities will be treated as indebtedness and not as equity for United States federal income tax purposes. The provisions of this Indenture shall be interpreted to further this intention.

Section 13.06 Compliance Certificates and Opinions.

(a) Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officer’s Certificate stating that, in the opinion of the signer, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with.

(b) Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant in this Indenture shall include: (1) a statement that the Person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

Section 13.07 Payments on Business Days.

Except as provided pursuant to Section 2.01 with respect to a series of Securities, in any case where the date of maturity of interest or principal of any such Security or the date of redemption of any such Security shall not be a Business Day, then payment of principal, premium, if any, or interest or principal and premium, if any, may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of maturity or redemption, and no interest shall accrue for the period after such nominal date.

Section 13.08 Conflict with Trust Indenture Act.

If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act (unless the Indenture expressly excludes such Section or duties in accordance with the Trust Indenture Act), such imposed duties shall control.

Section 13.09 Counterparts.

This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Indenture as to the parties hereto and may be used in lieu of the original Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

Section 13.10 Separability.

In case any one or more of the provisions contained in this Indenture or in the Securities of any series shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Indenture or of such Securities, but this Indenture and such Securities shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

Section 13.11 No Adverse Interpretation of Other Agreements.

This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

Section 13.12 Table of Contents, Headings, Etc.

The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

Section 13.13 Consent to Jurisdiction and Service of Process.

The Company agrees that any legal suit, action or proceeding brought by any party to enforce any rights under or with respect to this Indenture, any Security or any other document or the transactions contemplated hereby or thereby may be instituted in any state or federal court in The City of New York, State of New York, United States of America, irrevocably waives to the fullest extent permitted by law any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding, irrevocably waives to the fullest extent permitted by law any claim that and agrees not to claim or plead in any court that any such action, suit or proceeding brought in such court has been brought in an inconvenient forum and irrevocably submits to the non-exclusive jurisdiction of any such court in any such suit, action or proceeding or for recognition and enforcement of any judgment in respect thereof.

To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court (including any court in the United States, the State of New York or other jurisdiction in which the Company or any successor thereof may be organized or any political subdivisions thereof) or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property or assets, this Indenture, the Securities or any other documents or actions to enforce judgments in respect of any thereof, then the Company hereby irrevocably waives such immunity, and any defense based on such immunity, in respect of its obligations under the above-referenced documents and the transactions contemplated thereby, to the extent permitted by law.

Section 13.14 Waiver of Jury Trial.

EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE SECURITIES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 13.15 USA Patriot Act.

The parties hereto acknowledge that in order to help the United States government fight the funding of terrorism and money laundering activities, pursuant to Federal regulations that became effective on October 1, 2003 (Section 326 of the USA PATRIOT Act), all financial institutions are required to obtain, verify, and record information that identifies each person establishing a relationship or opening an account with Deutsche Bank Trust Company Americas. The parties to this Indenture agree that they will provide to the Trustee such information as it may request, from time to time, in order for the Trustee to satisfy the requirements of the USA PATRIOT Act, including but not limited to the name, address, tax identification number and other information that will allow it to identify the individual or entity who is establishing the relationship or opening the account and may also ask for formation documents such as articles of incorporation or other identifying documents to be provided.

Section 13.16 Force Majeure.

The Trustee and agents shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of the Trustee and agents

(including but not limited to any act or provision of any present or future law or regulation or governmental authority, any act of God or war, civil unrest, local or national disturbance or disaster, any act of terrorism, or the unavailability of the Federal Reserve Bank wire or facsimile or other wire or communication facility).

[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed all as of the day and year first above written.

NIKE, Inc.

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS

as Trustee

By:	Deutsche Bank National Trust Company

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT A

FORM OF SECURITY

[For inclusion in a Global Security only] THIS GLOBAL SECURITY IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE ANY SUCH NOTATIONS HEREON AS MAY BE REQUIRED OR PERMITTED PURSUANT TO THE INDENTURE, (II) THIS GLOBAL SECURITY MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.05(C) OF THE INDENTURE, (III) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO THE INDENTURE AND (IV) THIS GLOBAL SECURITY MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR TO ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF ANY ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO SUCH ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF HAS AN INTEREST HEREIN.]

NIKE, Inc.

[—]% NOTES DUE [—]

No. [—]	$[—]
CUSIP No. [—]

NIKE, Inc., a Delaware corporation (the “Company”), promises to pay to [—] or registered assigns, the principal sum of [—] Dollars on [—].

Interest Payment Dates: [—] and [—]

Record Dates: [—] and [—]

Each holder of this Security (as defined below), by accepting the same, agrees to and shall be bound by the provisions hereof and of the Indenture described herein, and authorizes and directs the Trustee described herein on such holder’s behalf to be bound by such provisions. Each holder of this Security hereby waives all notice of the acceptance of the provisions contained herein and in the Indenture and waives reliance by such holder upon said provisions.

This Security shall not be entitled to any benefit under the Indenture, or be valid or become obligatory for any purpose, until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee. The provisions of this Security are continued on the reverse side hereof, and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, the Company has caused this instrument to be signed in accordance with Section 2.04 of the Base Indenture.

Date: [—]

NIKE, Inc.

Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the [—]% Notes due [—] issued by NIKE, Inc. of the series designated therein referred to in the within-mentioned Indenture.

Date: [—]

DEUTSCHE BANK TRUST COMPANY AMERICAS

as Trustee

By:	Deutsche Bank National Trust Company

By:
Authorized Signatory

REVERSE OF SECURITY

NIKE, Inc.

[    ]% Notes due [    ]

This security is one of a duly authorized series of debt securities of NIKE, Inc., an Oregon corporation (the “Company”), issued or to be issued in one or more series under and pursuant to an Indenture for the Company’s senior debt securities, dated as of April [    ], 2013 (the “Base Indenture”), duly executed and delivered by and between the Company and [—], as trustee (the “Trustee”), as supplemented by the [    ], dated as of [    ] (the “Supplemental Indenture”), by and between the Company and the Trustee. The Base Indenture as supplemented and amended by the Supplemental Indenture is referred to herein as the “Indenture.” By the terms of the Base Indenture, the debt securities issuable thereunder are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Base Indenture. This security is one of the series designated on the face hereof (individually, a “Security,” and collectively, the “Securities”), and reference is hereby made to the Indenture for a description of the rights, limitations of rights, obligations, duties and immunities of the Trustee, the Company and the holders of the Securities (the “Securityholders”). Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Base Indenture or the Supplemental Indenture, as applicable.

1. Interest. The Company promises to pay interest on the principal amount of this Security at an annual rate of [    ]%. The Company will pay interest semi-annually on [    ] and [    ] of each year (each such day, an “Interest Payment Date”). If any Interest Payment Date, redemption date or maturity date of this Security is not a Business Day, then payment of interest or principal (and premium, if any) shall be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue for the period after such date to the date of such payment on the next succeeding Business Day. Interest on the Securities will accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid, from the date of issuance; provided that, if there is no existing Default in the payment of interest, and if this Security is authenticated between a regular record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; and provided, further, that the first Interest Payment Date shall be [    ]. Interest will be calculated on the basis of a 360-day year of twelve 30-day months.

2. Method of Payment. The Company will pay interest on the Securities (except defaulted interest), if any, to the persons in whose name such Securities are registered at the close of business on the regular record date referred to on the facing page of this Security for such interest installment. [In the event that the Securities or a portion thereof are called for redemption, and the Optional Redemption Date is subsequent to a regular record date with respect to any Interest Payment Date and prior to such Interest Payment Date, interest on such Securities will instead be paid upon presentation and surrender of such Securities as provided in the Indenture.] The principal of and the interest on the Securities shall be payable in the coin or currency of [the United States of America] that at the time is legal tender for public and private debt, at the office or agency of the Company maintained for that purpose in accordance with the Indenture.

3. Paying Agent and Registrar. Initially, Deutsche Bank Trust Company Americas, the Trustee, will act as paying agent and Security Registrar. The Company may change or appoint any paying agent or Security Registrar without notice to any Securityholder. The Company or any of its Subsidiaries may act in any such capacity.

4. Indenture. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (“TIA”) as in effect on the date the Indenture is qualified. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and TIA for a statement of such terms. The Securities are unsecured general obligations of the Company and constitute the series designated on the face hereof as the “[    ]% Senior Notes due [    ]”, initially limited to $[    ] in aggregate principal amount. The Company will furnish to any Securityholder upon written request and without charge a copy of the Base Indenture and the Supplemental Indenture. Requests may be made to: NIKE, Inc., One Bowerman Drive, Beaverton, Oregon, 97005, Attention: [—].

5. Redemption. [The Securities shall not be redeemable at the option of the Company prior to maturity.] [The Securities may be redeemed at the option of the Company prior to the maturity date, as provided in Section [    ] of the Supplemental Indenture.]

The Company shall not be required to make sinking fund payments with respect to the Securities.

6. Denominations, Transfer, Exchange. The Securities are in registered form without coupons in the denominations of $2,000 or any integral multiple of $1,000 in excess thereof. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Securities may be presented for exchange or for registration of transfer (duly endorsed or with the form of transfer endorsed thereon duly executed if so required by the Company or the Security Registrar) at the office of the Security Registrar or at the office of any transfer agent designated by the Company for such purpose. No service charge will be made for any registration of transfer or exchange, but a Securityholder may be required to pay any applicable taxes or other governmental charges. If the Securities are to be redeemed, the Company will not be required to: (i) issue, register the transfer of, or exchange any Security during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption of less than all of the outstanding Securities of the same series and ending at the close of business on the day of such mailing; (ii) register the transfer of or exchange any Security of any series or portions thereof selected for redemption, in whole or in part, except the unredeemed portion of any such Security being redeemed in part; nor (iii) register the transfer of or exchange of a Security of any series between the applicable record date and the next succeeding Interest Payment Date.

7. Persons Deemed Owners. The registered Securityholder may be treated as its owner for all purposes.

8. Repayment to the Company. Any funds or Governmental Obligations deposited with any paying agent or the Trustee, or then held by the Company, in trust for payment of principal of, premium, if any, or interest on the Securities of a particular series that are not applied but remain unclaimed by the holders of such Securities for at least one year after the date upon which the principal of, premium, if any, or interest on such Securities shall have respectively become due and payable, shall, upon request of the Company, be repaid to the Company, or (if then held by the Company) shall be discharged from such trust. After return to the Company, Holders entitled to the money or securities must look to the Company, as applicable, for payment as unsecured general creditors.

9. Amendments, Supplements and Waivers. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

10. Defaults and Remedies. If an Event of Default with respect to the securities of a series issued pursuant to the First Supplemental Indenture occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the Securities of such series then Outstanding, by notice in writing to the Company (and to the Trustee if notice is given by such holders), may declare the unpaid principal of, premium, if any, and accrued interest, if any, due and payable immediately. Subject to the terms of the Indenture, if an Event of Default under the Indenture shall occur and be continuing, the Trustee will be under no obligation to exercise any of its rights or powers under the Indenture at the request or direction of any of the holders, unless such holders have offered the Trustee indemnity reasonably satisfactory to it. Upon satisfaction of certain conditions set forth in the Indenture, the holders of a majority in principal amount of the Outstanding securities of a series issued pursuant to the First Supplemental Indenture will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the securities of such series.

11. Trustee, Paying Agent and Security Registrar May Hold Securities. The Trustee, subject to certain limitations imposed by the TIA, or any paying agent or Security Registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee, paying agent or Security Registrar.

12. No Recourse Against Others. No recourse under or upon any obligation, covenant or agreement of the Indenture, or of any Security, or for any claim based thereon or otherwise in respect hereof or thereof, shall be had against any incorporator, stockholder, officer or director, past, present or future as such, of the Company or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that the Indenture and the obligations issued hereunder and thereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors as such, of the Company or of any predecessor or successor corporation, or any of them, because of the creation of the indebtedness authorized by the Indenture, or under or by reason of the obligations, covenants or agreements contained in the Indenture or in the Securities or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director as such, because of the creation of the indebtedness authorized by the Indenture, or under or by reason of the obligations, covenants or agreements contained in the Indenture or in the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the acceptance of the Securities.

13. Discharge of Indenture. The Indenture contains certain provisions pertaining to discharge and defeasance, which provisions shall for all purposes have the same effect as if set forth herein.

14. Authentication. This Security shall not be valid until the Trustee signs the certificate of authentication attached to the other side of this Security.

15. Abbreviations. Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

16. Governing Law. The Base Indenture, the Supplemental Indenture and this Security shall be deemed to be a contract made under the internal laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State.

ASSIGNMENT FORM

To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                                                                   agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:

(Sign exactly as your name appears on the face of this Security)

Signature Guarantee:

SCHEDULE OF INCREASES OR DECREASES IN SECURITY*

The initial principal amount of this Security is $[    ]. The following increases or decreases in a part of this Security have been made:

Date	Amount of decrease in principal amount of this Security	Amount of increase in principal amount of this Security	Principal amount of this Security following such decrease (or increase)	Signature of authorized signatory of Trustee

*	Insert in Global Securities